                                                            EXHIBIT 10.60

                    PARTNERSHIP INTEREST PURCHASE AGREEMENT


     THIS PARTNERSHIP INTEREST PURCHASE AGREEMENT ("Agreement") is made this _____ day of December, 1996, between and among WINCUP HOLDINGS, INC., a Delaware corporation ("WINCUP"), RADNOR HOLDINGS CORPORATION, a Delaware corporation ("Radnor"), WINCUP HOLDINGS, L.P. ("the "Partnership") and JAMES RIVER PAPER COMPANY, INC., a Virginia corporation ("James River").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, WinCup, as general partner, and James River, as limited partner, are parties to that certain Limited Partnership Agreement of the Partnership, dated as of January 20, 1996 (the "Partnership Agreement");

     WHEREAS, Section 10.1 of the Partnership Agreement provides WinCup with an option to acquire the limited partnership interest of James River (the "JR Partnership Interest") pursuant to certain terms and conditions (the "General Partner Option"); and

     WHEREAS, WinCup has advised James River of its intention to assign to Radnor the right of WinCup to exercise the General Partner Option;

     NOW, THEREFORE, in consideration of their respective covenants, agreements, representations and warranties herein contained, and intending to be legally bound, the parties hereto hereby agree as follows:


1.        SALE AND PURCHASE OF JR PARTNERSHIP INTEREST

                (a)     Assignment of Right to Purchase JR Partnership Interest.
                        -------------------------------------------------------

     If and when the Closing occurs, WinCup hereby assigns to Radnor its right to exercise the General Partner Option. If and when the Closing occurs, James River hereby consents to the assignment of the General Partner Option by WinCup to Radnor.

                (b)     Transfer of JR Partnership Interest.
                        -----------------------------------

     Subject to the terms and conditions of this Agreement, at the Closing (as hereinafter defined), James River shall sell, assign and transfer to Radnor and Radnor shall purchase from James River, the JR Partnership Interest, free and clear of any and all claims, liens and encumbrances.

     (3) Excluded Rights.  The JR Partnership Interest shall exclude any rights
         ---------------
and obligations of the parties concerning indemnification and limitation of liability set forth in the Partnership Agreement to the extent the claims thereunder arise from events prior to the Closing.

2.        PURCHASE PRICE

                (a)      Purchase Price. The purchase price ("Purchase Price")
                         --------------
                     payable to James River for the JR Partnership Interest shall be as follows:

                    (i)     If the Closing occurs prior to or on December 31,
                         1996, the Purchase Price shall be the aggregate sum of
                         (i) $16,125,000; (ii) $300,000; and (iii) an amount
                         equal to 50% of the applicable Per Diem Increment (as hereinafter defined) multiplied by the number of days between September 30, 1996 and the Closing Date (as hereinafter defined).

                    (ii)    If the Closing occurs after December 31, 1996, the
                         Purchase Price shall be the aggregate sum of (i) the applicable Call Exercise Price (as set forth in Schedule 10.1 of the Partnership Agreement) for the Call Date (as set forth in Schedule 10.1 of the Partnership Agreement) occurring on or immediately prior to the Closing Date; (ii) $300,000; and (iii) an amount equal to 100% of the applicable Per Diem Increment multiplied by the number of days, if any, between the Call Date occurring immediately prior to the Closing Date and the Closing Date. The formula for the determination of the Purchase Price for a Closing occurring after December 31, 1996 is more fully described in Exhibit II(1)(b) hereto.

                    (iii)   For purposes of this Section II(1), the "Per Diem
                         Increment" shall be equal to the difference between (i) the Call Exercise Price for the Call Date occurring immediately following the Call Date of the Closing and
                         (ii) the applicable Call Exercise Price (as described in Subsection II(1)(b)(i) hereof) divided by ninety
                         (90) days. For purposes of Subsection II(1)(a) only, the "Per

                         Diem Increment" is equal to Four Thousand One Hundred Sixty-Six Dollars and Sixty-Seven Cents ($4,166.67), which such sum is the amount resulting from the division of $375,000 [$16,500,000 (the 12/31/96 Call
                         Exercise Price) less $16,125,000 (the 9/30/96 Call Exercise Price)] by 90 days.

                (b)      Payment of Purchase Price. On the Closing Date, Radnor
                         -------------------------
                     shall pay to James River the entire Purchase Price, by cash, certified or banker's check or wire transfer.


3.        CLOSING

                (a)      Place and Time of Closing. The closing and settlement
                         -------------------------
                     of this transaction ("Closing") shall take place at the offices of Duane, Morris & Heckscher at 4200 One Liberty Place, Philadelphia, Pennsylvania, commencing at 10:00 a.m. or at such other place and time as the parties may agree.

                (b)      Closing Date. The Closing shall take place on the date
                         ------------
                     (the "Closing Date") that is concurrent with the closing of the offering by Radnor of $100,000,000 of its Senior Notes or such other date as the parties may agree to in writing.


4.        REDEMPTION OF NOTES

                (a)      Payment of Outstanding Principal Balance. Concurrently
                         ----------------------------------------
                     with the closing of Radnor's acquisition of the JR Partnership Interest, the Partnership shall pay to James River (in the same manner as provided in Subsection II(2) hereof) the outstanding principal balance, subject to Subsection IV(3) hereof, of the following promissory notes:

                    (i)     that certain Senior Subordinated Promissory Note,
                         dated as of 1/20/96 made by the Partnership, as Maker, to James River, as Payee, in the original principal sum of Four Million Four Hundred Thousand Dollars ($4,400,000);

                     (ii) that certain Subordinated Promissory Note, dated as of 1/20/96 made by the Partnership, as Maker, to James River, as Payee, in the original principal sum of Three Hundred Thousand Dollars ($300,000);


                     (iii) that certain Subordinated Promissory Note, dated as
                           of 1/20/96 made by the Partnership, as Maker, to James River, as Payee, in the original principal sum of Five Million Seven Hundred Thousand Dollars ($5,700,000) (the "$5,700,000 Note"); and


                     (iv) that certain Subordinated Promissory Note, dated as of 1/20/96 made by the Partnership, as Maker, to James River, as Payee, in the original principal sum of Three Hundred Thousand Dollars ($300,000) (the "$300,000 Note").


                (b)        Payment of Interest.
                           -------------------

                     (i) If the Closing shall occur prior to or on January 20, 1998, all interest which shall have accrued on the $5,700,000 Note and the $300,000 Note shall be forgiven and shall not be due and payable.


                     (ii) If the Closing shall occur after January 20, 1998, all interest which shall have accrued on the $5,700,000 Note and the $300,000 Note shall be due and payable, in accordance with the terms of such notes.


                (c)        Discount. If the Closing shall occur on or before
                           --------
                    April 20, 1997, the Partnership shall pay to James River, in full satisfaction and discharge thereof, an amount equal to seventy-five percent (75%) of the original principal amount of the $5,700,000 Note and the $300,000 Note, respectively.

5.        REPRESENTATIONS AND WARRANTIES OF JAMES RIVER

     James River makes the following representations and warranties to WinCup, Radnor and the Partnership, which representations and warranties are true and correct as of the date of this Agreement, and shall be true and correct at and as of the Closing Date in all respects as though such representations and warranties were made both on and as of the date of this Agreement and on and as of the Closing Date.

                (a)      Corporate Existence and Organization. James River is a
                         ------------------------------------
     corporation duly organized, validly existing, and in good standing under the laws of Virginia.

                (b)      Corporate Authorization. The execution, delivery and
                         -----------------------
     performance by James River of this Agreement, and the consummation by James River of the transactions contemplated by this Agreement, are within the corporate power and authority of James River and have been duly authorized by all necessary corporate action. This Agreement has been duly and validly authorized, executed and delivered by James River and constitutes a valid and binding obligation of James River enforceable against James River in accordance with its terms.

                (c)      Governmental Authorization. The execution, delivery and
                         --------------------------
     performance by James River of this Agreement, and the consummation of the transactions contemplated by this Agreement by James River do not and will not require any consent, approval or action by or in respect of, or any declaration, filing or registration with, any governmental or regulatory body, court, agency, official or authority (each, a "Governmental Authority"), except that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 expired on November 10, 1996, pursuant to that certain letter from the Federal Trade Commission dated October 17, 1996.

                (d)      Litigation. There is no action, suit or proceeding
                         ----------
     (collectively, "Litigation") pending against or, to the best knowledge of James River, threatened against James River before any court or any Governmental Authority, seeking to enjoin the consummation of the transactions contemplated under this Agreement, except as set forth on
     Exhibit V(4) hereto.

                (e)      Compliance with Laws; No Defaults. James River is not
                         ---------------------------------
                     in violation of, and since January 20, 1996 has not violated, any applicable provisions of law, statute, ordinance, regulation, judgment, order, injunction, permit, license, certificate or other authorization, or its governing instruments, which violation, individually or in the aggregate, is reasonably likely to prevent the parties' consummation of the transactions contemplated by this Agreement.

                (f)      Non-Contravention. The execution, delivery and
                         -----------------
                     performance by James River of this Agreement, and the consummation of the transactions contemplated by this Agreement by James River, do not and will not, with or without the giving of notice, the lapse of time or both:
                     (i) contravene or conflict with the certificates of incorporation or by-laws of James River; (ii) contravene or conflict with or constitute a violation of any provision of any judgment, injunction, order or decree binding upon or applicable to James River; or (iii) require any consent, approval or other action by any person.

6.        REPRESENTATIONS AND WARRANTIES OF WINCUP, RADNOR AND THE PARTNERSHIP

     WinCup, Radnor and the Partnership make the following representations and warranties to James River, which representations and warranties are true and correct as of the date of this Agreement, and shall be true and correct at and as of the Closing Date in all respects as though such representations and warranties were made both on and as of the date of this Agreement and on and as of the Closing Date:

                (a)  Existence and Organization. WinCup is a corporation
                     --------------------------
                     duly organized, validly existing and in good standing under the laws of Delaware. Radnor is a corporation duly organized, validly existing and in good standing under the laws of Delaware. The Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of Delaware.

                (b)  Authorization. The execution, delivery and
                     -------------
                     performance by WinCup, Radnor and the Partnership of this Agreement, and the consummation by WinCup, Radnor and the Partnership of the transactions contemplated by this Agreement, are within the corporate power and authority of WinCup and Radnor and the partnership power and authority of the Partnership and have been duly authorized by all necessary corporate and partnership action. This Agreement has been duly and validly authorized, executed and delivered by WinCup, Radnor and the Partnership and constitutes a valid and binding obligation of WinCup, Radnor and the Partnership enforceable against WinCup, Radnor and the Partnership in accordance with its terms.

                     (c)    Governmental Authorization. The execution, delivery
                            --------------------------
                         and performance by WinCup, Radnor and the Partnership of this Agreement, and the consummation of the transactions contemplated by this Agreement by WinCup, Radnor and the Partnership, do not and will not require any consent, approval or action by or in respect of, or any declaration, filing or registration with, any Governmental Authority, except that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 expired on November 10, 1996, pursuant to that certain letter from the Federal Trade Commission dated October 17, 1996.

                     (d)    Litigation. There is no Litigation pending against
                            ----------
                         or, to the best knowledge of WinCup, Radnor or the Partnership, threatened against WinCup, Radnor or the Partnership before any court or any Governmental Authority, seeking to enjoin the consummation of the transactions contemplated under this Agreement, except as set forth on Exhibit VI(4) hereto.

                     (e)    Compliance with Laws; No Defaults. WinCup, Radnor
                            ---------------------------------
                         and the Partnership are not in violation of, and since January 20, 1996 have not violated, any applicable provisions of law, statute, ordinance, regulation, judgment, order, injunction, permit, license, certificate or other authorization, or its governing instruments, which violation, individually or in the aggregate, is reasonably likely to prevent the parties' consummation of the transactions contemplated by this Agreement.

                     (f)    Non-Contravention. The execution, delivery and
                            -----------------
                         performance by WinCup, Radnor and the Partnership of this Agreement, and the consummation of the transactions contemplated by this Agreement by WinCup, Radnor and the Partnership do not and will not, with or without the giving of notice, the lapse of time or both: (i) contravene or conflict with the certificates of incorporation or by-laws of WinCup or Radnor; (ii) contravene or conflict with the limited partnership agreement of the Partnership; (iii) contravene or conflict with or constitute a violation of any provision of any judgment, injunction, order or decree binding upon or applicable to WinCup, Radnor or the Partnership; or (iv) require any consent, approval or other action by any person.


7.        CONDITIONS PRECEDENT TO PERFORMANCE BY WINCUP, RADNOR AND THE
PARTNERSHIP

     The obligations of WinCup, Radnor and the Partnership to consummate the Closing of the transactions contemplated by this Agreement are subject to the satisfaction, at or before the Closing, of all the conditions in this Article
VII. WinCup, Radnor and the Partnership may waive any or all of these conditions in whole or in part without prior written notice.

                (a)      Accuracy of Representations. All representations and
                         ---------------------------
                     warranties by James River in this Agreement or in any written statement that shall be delivered to WinCup, Radnor and the Partnership shall be true on and as of the Closing Date as though made at that time.

                (b)      Performance of Other Party. James River shall have
                         --------------------------
                     performed, satisfied and complied with all covenants and agreements required by this Agreement to be performed, satisfied or complied with by it on or before the Closing Date.

                (c)      Absence of Litigation. No Litigation before any court
                         ---------------------
                     or any Governmental Authority, seeking to enjoin the consummation of the transactions contemplated by this Agreement, shall have been instituted or, to the best knowledge of James River, threatened on or before the Closing Date, and such condition has not been waived by WinCup, Radnor and the Partnership or remedied by James River on or before the Closing Date.

                (d)      Extension Agreements. The Partnership and James River
                         --------------------
                     shall have executed (i) the Sales Agent Extension and Modification Agreement in the form attached hereto as Exhibit VII(4)(i); (ii) the License Extension and Modification Agreement in the form attached hereto as Exhibit VII(4)(ii); and (iii) the Equipment Use Extension and Modification Agreement in the form attached hereto as Exhibit VII(4)(iii) (collectively, the "Extension Agreements"), which such Extension Agreements extend the terms of that certain Sales Agent Agreement dated as of January 20, 1996, that certain License Agreement dated as of January 20, 1996 and that certain Equipment Use Agreement dated as of January 20, 1996, respectively, to January 20, 2002.

                (e)      Sublease Agreements. The Partnership and James River
                         -------------------
                     shall have executed four (4) subleases in connection with the Corte Madera, California facilities currently leased by James River from Hunt Brothers Leasing, L.L.C. ("Hunt Brothers") and occupied by the Partnership under four (4) leases (the "James River Leases"), in the form consented to by Hunt Brothers and attached hereto as Exhibit VII(5)(A). The form of such consent by Hunt Brothers is attached hereto as Exhibit VII(5)(B). The Partnership and James River shall have also executed a side letter regarding such subleases, in the form attached hereto as Exhibit VII(5)(C).

                (f)      Operating Expenses. At or prior to the Closing Date,
                         ------------------
                     James River shall continue to pay certain operating expenses of the Partnership, which such expenses shall include rental payments, operating bills and utility sharing costs.

8.        CONDITIONS PRECEDENT TO JAMES RIVER'S PERFORMANCE

     The obligations of James River to consummate the Closing of the transactions contemplated by this Agreement are subject to the satisfaction at or before the Closing, of all the conditions in this Article VIII. James River may waive any or all of these conditions in whole or in part without prior notice.

                (a)      Accuracy of Representations. All representations and
                         ---------------------------
                     warranties by WinCup, Radnor and the Partnership in this Agreement or in any written statement that shall be delivered to James River shall be true on and as of the Closing Date as though made at that time.

                (b)      Performance of Other Parties. WinCup, Radnor and the
                         ----------------------------
                     Partnership shall have performed, satisfied and complied with all covenants and agreements required by this Agreement to be performed, satisfied or complied with by it on or before the Closing Date.

                (c)      Absence of Litigation. No Litigation before any court
                         ---------------------
                     or any Governmental Authority, seeking to enjoin the consummation of the transactions contemplated by this Agreement, shall have been instituted or, to the best knowledge of James River, threatened on or before the Closing Date, which has not been waived by James River or remedied by WinCup, Radnor or the Partnership on or before the Closing Date.

                (d)      Extension Agreements. The Partnership and James River
                         --------------------
                     shall have executed (i) the Sales Agent Extension and Modification Agreement in the form attached hereto as
                     Exhibit VII(4)(i); (ii) the License Extension and Modification Agreement in the form attached hereto as
                     Exhibit VII(4)(ii); and (iii) the Equipment Use Extension and Modification Agreement in the form attached hereto as
                     Exhibit VII(4)(iii) (collectively, the "Extension Agreements"), which such Extension Agreements extend the terms of that certain Sales Agent Agreement dated as of January 20, 1996, that certain License Agreement dated as of January 20, 1996 and that certain Equipment Use Agreement dated as of January 20, 1996, respectively, to January 20, 2002.

                (e)      Sublease Agreements. The Partnership and James River
                         -------------------
                     shall have executed four (4) subleases in connection with the Corte Madera, California facilities currently leased by James River from Hunt Brothers and occupied by the Partnership under the James River Leases, in the form consented to by Hunt Brothers and attached hereto as
                     Exhibit VII(5)(A). The form of such consent by Hunt Brothers is attached hereto as Exhibit VII(5)(B). The Partnership and James River shall have also executed a side letter regarding such subleases, in the form attached hereto as Exhibit VII(5)(C).

                (f)      Security Deposit. The Partnership shall have paid to
                         ----------------
                     James River the sum of Eighty Three Thousand Four Hundred Seven Dollars ($83,407) as reimbursement for a security deposit made by James River as lessee under the James River Leases for the Corte Madera, California facilities.

                (g)      Other Payments. At or prior to the Closing Date, WinCup
                         --------------
                     shall pay to James River, by cash or certified or banker's check, all sums due to James River for operating expenses of the Partnership, which such expenses shall include rental payments, operating bills and utility sharing costs.

9.        COVENANTS OF PARTIES AFTER CLOSING DATE

                (a)      James River Leases. The Partnership agrees to use
                         ------------------
                     reasonable efforts to negotiate direct leases between Hunt Brothers and the Partnership for the Corte Madera, California facilities so that the James River Leases may be canceled prior to their expiration date of June 30, 1998.

                (b)      Disability Payments. In connection with the disability
                         -------------------
                     claims, including long and short term disability, medical and dental benefits and life insurance and life insurance premium benefits ("Disability Claims") asserted by the employees listed on Exhibit IX(2) hereto, the Partnership agrees to reimburse James River for the first Five Hundred Thousand Dollars ($500,000) of Disability Claims paid by James River to or on behalf of the eleven (11) disabled employees of James River, identified as Category I Employees on Exhibit IX(2) hereto (the "Category I Payments"). The Partnership agrees to reimburse James River for Disability Claims (estimated to be $50,000 in the aggregate, which such estimate is only an estimate and is not intended to limit the amount the Partnership agrees to reimburse James River) paid by James River to or on behalf of the six (6) employees of James River, as identified as Category II Employees on Exhibit IX(2) hereto (the "Category II Payments"). The Partnership agrees to pay to James River the Category I Payments and the Category II Payments within fifteen (15) days of the Partnership's receipt from James River of reasonably detailed written substantiation of such Disability Claims (a "Submission"). Interest at the rate of twelve percent (12%) on such amounts shall accrue and become payable by the Partnership commencing on the thirtieth day following the Partnership's receipt of a Submission.

                (c)      StyroChem Litigation Indemnification. The Partnership
                         ------------------------------------
                     shall continue to indemnify James River with respect to a complaint filed by StyroChem International, Inc. against James River Corporation, Inc., Civil Action Number 496-CV-4714 (N.D. Tex. - Fort Worth Division).

                (d)      Confidentiality Agreement. The parties hereto shall,
                         -------------------------
                     within thirty (30) days after the Closing Date, enter into an extension of that certain Confidentiality Agreement, dated as of January 20, 1996 between and among the Partnership, WinCup and James River.

                (e)      Retention of Books and Records. The Partnership will
                         ------------------------------
                     retain and maintain, in an organized and retrievable manner, all documents and records pertaining to the periods before the Closing Date in accordance with the James River's Record Management Policy dated September 1, 1992 (a copy of which is attached hereto as Exhibit IX(5)) as it may from time to time be amended, including requesting authorization from James River's Corporate Tax Services prior to destruction of any items requiring such approval, as outlined in the Record Management Policy. The Partnership will retain and maintain all machine-sensible records, such as computer tapes, disks, diskettes, etc., which are considered books and records within the meaning of Internal Revenue Code Section 6001, in accordance with Internal Revenue Procedure 91-59 or such amending or superseding guidance as issued by the Internal Revenue Service. The Partnership will make available such documents and records, machine sensible records, computer time, and assistance from the Partnership's personnel as may be requested by James River in order to expeditiously comply with all pertinent requests from the Internal Revenue Service and state taxing authorities which relate to periods prior to the Closing Date.

10.       OTHER AGREEMENTS

                (a)      Public Announcements. The parties hereto will consult
                         --------------------
                     with each other before issuing, and provide each other the opportunity to review, comment upon and concur with, any press release or other public statement with respect to the transactions contemplated by this Agreement, and shall not issue any such press release or make any such public statement prior to such consultation and concurrence, except as may be required by applicable law, court process or by obligations pursuant to any listing agreement with any national market system.

                (b)      Specific Performance.
                         --------------------

                    (i)     Notwithstanding anything herein to the contrary, in
                         the event the closing of the transactions contemplated herein has not occurred on or before the Closing Date as a result of any breach by James River hereunder, including without limitation, the failure or refusal of James River to satisfy any of the conditions precedent to the obligations of WinCup, Radnor or the Partnership hereunder, then WinCup, Radnor or the Partnership shall have the right to obtain specific performance of the obligations of James River hereunder.

                    (ii)    Notwithstanding anything herein to the contrary, in
                         the event the closing of the transactions contemplated herein has not occurred on or before the Closing Date as a result of any breach by WinCup, Radnor or the Partnership hereunder, including without limitation, the failure or refusal of WinCup, Radnor or the Partnership to satisfy any of the conditions precedent to the obligations of James River hereunder, then James River shall have the right to obtain specific performance of the obligations of WinCup, Radnor or the Partnership hereunder.

11.       INDEMNIFICATION

                (a)      Indemnification By James River. James River hereby
                         ------------------------------
                     agrees to indemnify and hold harmless WinCup, Radnor and the Partnership from and against:

          (a) Any loss, claim, obligation, damage or deficiency arising out of or resulting from any misrepresentation, breach of warranty or nonfulfillment of a covenant by James River; and

          (b) Any actions, judgments, costs and expenses (including reasonable actual fees of attorneys and all other expenses incurred in investigating, preparing or defending any litigation or proceeding, commenced or threatened) incident to any of the foregoing subparagraph (a) of this Section XI(1) or the enforcement of this Section.

                (b)      Indemnification by WinCup, Radnor and the Partnership.
                         -----------------------------------------------------
                     WinCup, Radnor and the Partnership hereby agree to indemnify and hold harmless James River from and against:

          (a) Any loss, claim, obligation, damage or deficiency arising out of or resulting from any misrepresentation, breach of warranty or nonfulfillment of a covenant by WinCup, Radnor or the Partnership; and

          (b) Any actions, judgments, costs and expenses (including reasonable actual attorneys fees and all other expenses incurred in investigating, preparing or defending any litigation or proceeding, commenced or threatened) incident to any of the foregoing subparagraph (a) of this Section XI(2) or the enforcement of this Section.

                (c)      Indemnification Procedure. The party seeking
                         -------------------------
                     indemnification hereunder (the "Indemnified Party") shall give prompt written notice from the date of any indemnification claim to the indemnifying party (the "Indemnifying Party") of its indemnification claims hereunder, specifying the amount and nature of the claim, and giving the Indemnifying Party the right to contest any such claim. If any such claim is made hereunder by the Indemnified Party, and the Indemnifying Party does not elect to undertake the defense thereof by written notice within thirty (30) days after receipt of the original notice from the Indemnified Party, the Indemnified Party shall be entitled to indemnity hereunder to the extent of its payment in respect of such claim. To the extent that the Indemnifying Party undertakes the defense of such claim in good faith by proceeding diligently at its expense, and without materially impairing the financial conditions or operations of the Indemnified Party, the Indemnified Party shall be entitled to indemnity hereunder only if, and to the extent that, such defense is unsuccessful as determined by a final judgment of a court of competent jurisdiction or is settled with the consent of the Indemnifying Party. The Indemnified Party shall have the right to participate in the defense of such claim at its cost and expense.

                (d)      Duration.
                         --------

          (a) The rights of the parties to such indemnification under this
Article XI for breach of any representation or warranty set forth in this Agreement shall terminate on the first anniversary of the date hereof, except as to those claims which shall have been duly given prior to such termination date. All other rights to indemnification hereunder shall survive without limitation.

          (b) Notwithstanding anything contained herein to the contrary, James River's execution of this Agreement shall not be deemed to waive any of James River's rights to indemnification (i) by the Partnership pursuant to the JR Capital Contribution Agreement dated as of January 20, 1996 between James River and the Partnership, or (ii) by WinCup pursuant to the letter agreement of indemnification dated as of January 20, 1996 executed in favor of James River regarding claims by StyroChem International, Inc. or Richard Davidovich.

12.       NOTICES

                (a)      Notices. All notices, requests, demands and other
                         -------
                     communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally or by telephone facsimile on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed:

          (a)  if to James River, addressed to it at:

               James River Paper Company, Inc.
               120 Tredegar Street
               P.O. Box 2218
               Richmond, VA  23218
               Attention: Treasurer

               with a copy to:

               James River Corporation
               120 Tredegar Street
               P.O. Box 2218
               Richmond, VA  23218
               Attention:  General Counsel

          (b) if to WinCup, Radnor or the Partnership, addressed to them at:

               WinCup Holdings, Inc.
               Radnor Holdings Corporation
               WinCup Holdings, L.P.
               Three Radnor Corporate Center, Suite 300
               100 Matsonford Road
               Radnor, PA  19087
               Attention:  Michael T. Kennedy

               with a copy to:

               Duane, Morris & Heckscher
               4200 One Liberty Place
               Philadelphia, PA   19103-7396
               Attention:  Vincent F. Garrity, Jr., Esquire

Any party may change its address for purposes of this section by giving the other party written notice of the new address in the manner set forth above.


13.       FEES AND EXPENSES

                (a)      Transaction Costs. Each of the parties shall pay their
                         -----------------
                     own respective costs and expenses incurred or to be incurred by it in negotiation and preparation of this Agreement and in closing and carrying out the transactions contemplated by this Agreement.


14.       GENERAL PROVISIONS

                (a)      Successors and Assigns; Assignment. This Agreement
                         -----------------------------------
                     shall be binding on, and shall inure to the benefit of the parties to it and their respective heirs, legal representatives, successors, and assigns. Either party may assign this Agreement to an Affiliate of such party without the consent of the other party, provided that such assignee assumes all of the Partnership's rights, obligations and liabilities under this Agreement and the assignor shall remain primarily obligated for the performance by such assignee of all of its rights, obligations and liabilities under this Agreement. For purposes of this Section XIV(1), "Affiliate" shall mean any person, corporation, partnership, association, joint stock company, trust or unincorporated organization which, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the assignor.

                (b)      Headings. The subject headings of the articles and
                         --------
                     sections of this Agreement are included for purposes of convenience only, and shall not affect the construction of interpretation of any of its provisions.

                (c)      Modification; Waiver. No supplement, modification, or
                         --------------------
                     amendment of this Agreement shall be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

                (d)      Counterparts. This Agreement may be executed
                         ------------
                     simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                (e)      Invalidity. If any provision of this Agreement shall be
                         ----------
                     held invalid, the same shall not affect in any respect whatsoever the validity of the remainder of this Agreement.

                (f)      Complete Agreement. This Agreement and the documents
                         ------------------
                     contemplated by this Agreement set forth the entire understanding of the parties with respect to the subject matter hereof. Any previous agreements or understanding of the parties regarding the subject matter hereto are merged into and superseded by this Agreement.

                (g)      Further Assurances. The parties hereto agree that they
                         ------------------
                     will cooperate with each other and will execute and deliver, or cause to be delivered, all such other instruments and will take all such other actions, as any party hereto may reasonably request from time to time, in order to effectuate the provisions and purposes hereof.

                (h)      Governing Law. This Agreement shall be construed in
                         -------------
                     accordance with, and governed by, the laws of the State of Delaware, conflict of laws provisions notwithstanding.

     IN WITNESS WHEREOF, the parties to this Partnership Interest Purchase Agreement have duly executed it on the day and year first above written.



                                       WINCUP HOLDINGS, INC.


                                       By:  [SIGNATURE APPEARS HERE]
                                            -----------------------------------
                                            Name:
                                            Title:


                                       JAMES RIVER PAPER COMPANY, INC.


                                       By:  [SIGNATURE APPEARS HERE]
                                            -----------------------------------
                                            Name:
                                            Title:


                                       RADNOR HOLDINGS CORPORATION


                                       By:  [SIGNATURE APPEARS HERE]
                                            -----------------------------------
                                            Name:
                                            Title:


                                       WINCUP HOLDINGS, L.P.

                                       By:  WinCup Holdings, Inc., its general
                                            partner


                                            By:  [SIGNATURE APPEARS HERE]
                                                 ------------------------------
                                                 Name
                                                 Title:

                                EXHIBIT II(1)(b)

                         Calculation of Purchase Price

     An example of the Purchase Price for a Closing occurring after December 31, 1996 would be as follows:

     1.  Closing Date -- July 15, 1997

     2.  Applicable Call Exercise Price -- $17,737,500 (Call Date =
         June 30, 1997)

     3.  Calculation of applicable Per Diem Increment:

          a.  $18,356,250 - $17,737,500 = $618,750 (September 30, 1997 Call
              Exercise Price less June 30, 1997 Call Exercise Price)

          b.  Per Diem Increment:  $618,750 / 90 days = $6,875

          c. Number of days between Closing Date (July 15, 1997) and Date of Applicable Call Exercise Price (June 30, 1997) = 15

          d.  $6,875 X 15 days = $103,125

     4. Aggregate Purchase Price for July 15, 1996 Closing = $18,140,625 ($17,737,500 + $300,000 + $103,125)

                                  EXHIBIT V(4)

                                   Litigation

     Complaint filed by Jackson National Life Insurance Company and Benchmark Holdings, Inc. against Michael T. Kennedy, Benchmark Corporation of Delaware, WinCup Holdings, Inc., WinCup Holdings, L.P., James River Corporation of Virginia and James River Paper Company, Inc., Case No. 96CH0012923, Circuit Court of Cook County, Illinois County Department, Chancery Division.

                                 EXHIBIT VI(4)

                                   Litigation

     Complaint filed by Jackson National Life Insurance Company and Benchmark Holdings, Inc. against Michael T. Kennedy, Benchmark Corporation of Delaware, WinCup Holdings, Inc., WinCup Holdings, L.P., James River Corporation of Virginia and James River Paper Company, Inc., Case No. 96CH0012923, Circuit Court of Cook County, Illinois County Department, Chancery Division.

                                                                 [EXHIBIT 10.60]

                               EXHIBIT VII(4)(i)


                SALES AGENT EXTENSION AND MODIFICATION AGREEMENT

     This SALES AGENT EXTENSION AND MODIFICATION AGREEMENT ("Agreement") is made as of December ___, 1996 by and between WINCUP HOLDINGS, L.P., a Delaware limited partnership (the "Partnership") and JAMES RIVER PAPER COMPANY, INC., a Virginia corporation ("JR").

                                   BACKGROUND
                                   ----------

     a. The Partnership, WinCup Holdings, Inc. ("WinCup"), Radnor Holdings Corporation ("Radnor") and JR intend to enter into a Partnership Interest Purchase Agreement pursuant to which Radnor shall purchase the entire limited partnership interest of JR in the Partnership, as such interest is described in the Limited Partnership Agreement between WinCup and JR dated as of January 20, 1996.

     b. The Partnership and JR are parties to that certain Sales Agent Agreement, dated as of January 20, 1996 (the "Agent Agreement"), which such agreement appoints JR to serve as sales agent of the Partnership to Sam's Club, a division of Wal-Mart Stores, Inc. ("Sam's Club") and permits the Partnership to use certain packaging materials carrying JR's trademarks in connection with the products manufactured by the Partnership and sold to Sam's Club.

     c. JR and James River Corporation of Virginia (collectively, the "Licensor") and the Partnership are parties to that certain License Agreement dated as of January 20, 1996 (the "License Agreement"), as amended by that certain License Extension and Modification Agreement made by and between the Partnership and JR, dated the date hereof.

     d. The Partnership and JR have determined that it would be in each of their best interests to enter into an extension and modification of the Agent Agreement, in order to extend the term of the Agent Agreement.

     e. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agent Agreement.

     NOW THEREFORE, in consideration of the agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     i.         Extension Period. Section 1 (a) of the Agent Agreement is
                ----------------
            deleted in its entirety and is replaced with:

     "The Term of this Agreement shall expire on January 20, 2002."

     ii.        Sales Agent.  Pursuant and subject to the terms and conditions
                -----------
            of the Agent Agreement, JR shall act as sales agent for WinCup in connection with Sam's Club during the Term, as extended by this Agreement.

     iii.       Collection of Receivables and Payment to the Partnership.
                --------------------------------------------------------

            (1)     The following is inserted as the third sentence of the first paragraph of Section 6 of the Agent Agreement:

     "All such JR payments shall be made by electronic funds transfer to the Partnership, in accordance with the instructions attached hereto as Exhibit
     E. Interest at the annual rate of twelve percent (12%) on such amounts due to the Partnership shall accrue, and shall be payable by JR, commencing on the sixth working day following the end of each JR fiscal period."

            (2)     Exhibit E to the Agent Agreement, containing the Partnership wiring instructions, is attached hereto as Exhibit E.

     iv.        Assignment of Agent Agreement.  The Partnership shall have the
                -----------------------------
            right to assign the Agent Agreement to any Affiliate of the Partnership without the consent of James River, provided that such assignee assumes all of the Partnership's rights, obligations and liabilities in connection with the Agent Agreement and this Agreement in writing and the Partnership shall remain primarily obligated for the performance by such assignee of all of its rights, obligations and liabilities under the Agent Agreement and this Agreement. For purposes of this Paragraph 3, "Affiliate" shall mean any person, corporation, partnership, association, joint stock company, trust or unincorporated organization which, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Partnership.

     v.         Effect of Amendment.  Except as hereby expressly extended,
                -------------------
            amended and modified, all of the terms, conditions, provisions and covenants of the Agent Agreement shall continue in full force and effect.
                                               Sales Agent Extension Agreement-2

     vi.        Successors and Assigns.  This Agreement shall bind and enure to
                ----------------------
            the benefit of the parties to the Agent Agreement and their respective successors and assigns.

     vii.       Governing Law.  This Agreement shall be governed by, and
                -------------
            construed in accordance with, the laws of the State of Delaware, without regard to its conflict of laws or choice of law rules.

     viii.      Counterparts.  This Agreement may be executed in as many
                ------------
            counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all of which such counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the day and year first above written.

                                       JAMES RIVER PAPER COMPANY,
                                       INC.

                                       By:  [SIGNATURE APPEARS HERE]
                                           ----------------------------------
                                           Name:
                                           Title:


                                       WINCUP HOLDINGS, L.P.

                                       By: WinCup Holdings, Inc., its general
                                           partner

                                           By:  [SIGNATURE APPEARS HERE]
                                               ------------------------------
                                               Name:
                                               Title:


                                               Sales Agent Extension Agreement-3

                                   EXHIBIT E

                  WIRING INSTRUCTIONS OF WINCUP HOLDINGS, L.P.


     Account Name:       WinCup Holdings, L.P.
     Account Number:     3750081282
     Bank:               Nations Bank
                         Dallas, Texas
     ABA#:               11100012


                                               Sales Agent Extension Agreement-4

                                                                 [EXHIBIT 10.60]

                               EXHIBIT VII(4)(ii)


                  LICENSE EXTENSION AND MODIFICATION AGREEMENT

     This LICENSE EXTENSION AND MODIFICATION AGREEMENT ("Agreement") is made as of December ___, 1996 by and between WINCUP HOLDINGS, L.P., a Delaware limited partnership (the "Partnership"), JAMES RIVER PAPER COMPANY, INC., a Virginia corporation ("JR") and JAMES RIVER CORPORATION OF VIRGINIA ("James River").


                                   BACKGROUND
                                   ----------

     a. The Partnership, WinCup Holdings, Inc. ("WinCup"), Radnor Holdings Corporation ("Radnor") and JR intend to enter into a Partnership Interest Purchase Agreement ("Purchase Agreement") pursuant to which Radnor shall purchase the entire limited partnership interest of JR in the Partnership, as such interest is described in the Limited Partnership Agreement between WinCup and JR, dated as of January 20, 1996.

     b. JR and James River (collectively, the "Licensor") and the Partnership are parties to that certain License Agreement, dated as of January 20, 1996 (the "License Agreement"), which such agreement permits the Partnership to use certain of JR's trademark rights, molds and packaging materials for the production and distribution of plastic drinking cups and lids.

     c. The Partnership and JR are parties to that certain Sales Agent Agreement dated as of January 20, 1996, (the "Sales Agent Agreement"), as amended by that certain Sales Agent Extension and Modification Agreement made by and between the Partnership and JR, dated the date hereof.

     d. The Partnership and Licensor have determined that it would be in each of their best interests to enter into a modification of the License Agreement in order to extend the term of the License Agreement.

     e. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the License Agreement.

     NOW THEREFORE, in consideration of the agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     i.       Extension Period. Pursuant and subject to the terms and conditions
              ----------------
          of the License Agreement, the Partnership and Licensor agree to enter into an extension of the License Agreement.

          (1) Section 4.1 of the License Agreement is deleted in its entirety and is replaced with:

     "a. This License Agreement shall be effective for a term commencing on the date of closing of the purchase transaction as set forth in the Purchase Agreement (the "Closing") and ending on January 20, 2002 (the "Termination Date"), as to the licenses granted in Sections 2.1 and
          2.2 hereof, provided that WinCup may not use the DIXIE trademark described in Section 1.1(c) except in connection with the production of Licensed Plastic Drinking Cups and Lids and the use of Licensed Corrugated Boxes and Packaging Materials for Sam's Club. The right to use the DIXIE trademark in connection with Sam's Club shall expire on the date the Sales Agent Agreement expires.

     "b. The license granted under Section 2.3 hereof shall expire upon exhaustion of the supply of Licensed Corrugated Boxes and Packaging Material in existence as of the date of the Closing, except in connection with Sam's Club which shall terminate as set forth in
          Section 2.4.

      "c. The license granted under Section 2.4 hereof shall expire upon the expiration of the Sales Agent Agreement."

     ii.           Licenses Granted.
                   ----------------

     a. Section 2.1(ii) is deleted in its entirety and is replaced with "(ii) until the Termination Date hereof, which ever occurs first."

     b. Section 2.5(ii) is deleted in its entirety and is replaced with "(ii) upon the Termination Date hereof, whichever occurs first."

     c. The last sentence of Section 2.7 is deleted in its entirety and is replaced with "Upon completion of the removal of the trademarks included in Trademark Rights from the molds, the licenses granted pursuant to Sections 2.1 and 2.2 hereof shall terminate on the Termination Date hereof."

     iii.          Licensed Corrugated Boxes and Packaging Material.
                   ------------------------------------------------

          (1) Section 1.3 is hereby deleted in its entirety and is replaced with:


                                                 License Extension Agreement - 2

          "1.3 The term "Licensed Corrugated Boxes and Packaging Material" shall mean all corrugated boxes and packaging material used by Licensee on which appear any of LICENSOR's Trademark Rights."

     iv.       Assignment of License Agreement. The Partnership shall have the
               -------------------------------
          right to assign the License Agreement to any Affiliate of the Partnership without the consent of James River; provided that such assignee assumes all of the Partnership's rights, obligations and liabilities in connection with the License Agreement and this Agreement in writing and the Partnership shall remain primarily obligated for the performance by such assignee of all of its rights, obligations and liabilities under the License Agreement and this Agreement. For purposes of this Paragraph 4, "Affiliate" shall mean any person, corporation, partnership, association, joint stock company, trust or unincorporated organization which directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Partnership.

     v.        Effect of Modification. Except as hereby expressly extended,
               ----------------------
          amended and modified, all of the terms, conditions, provisions and covenants of the License Agreement shall continue in full force and effect.

     vi.       Successors and Assigns. This Agreement shall bind and enure to
               ----------------------
          the benefit of the parties to the License Agreement and their respective successors and assigns.

     vii.      Governing Law. This Agreement shall be construed and the legal
               -------------
          relations between the paries determined in accordance with the laws of the State of Delaware, excluding any choice of law rules which may direct the application of the laws of any other jurisdiction.

     viii.     Counterparts. This Agreement may be executed in as many
               ------------
          counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all of which such counterparts shall constitute but one and the same instrument.


                                                 License Extension Agreement - 3

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the day and year first above written.


                                      JAMES RIVER PAPER COMPANY,
                                      INC.

                                      By: [SIGNATURE APPEARS HERE]
                                         ------------------------------
                                         Name:
                                         Title:


                                      JAMES RIVER CORPORATION OF
                                      VIRGINIA

                                      By: [SIGNATURE APPEARS HERE]
                                         ------------------------------
                                         Name:
                                         Title:


                                      WINCUP HOLDINGS, L.P.

                                      By:  WinCup Holdings, Inc., its general
                                           partner


                                           By: [SIGNATURE APPEARS HERE]
                                              -------------------------
                                              Name:
                                              Title:

                                                 License Extension Agreement - 4

                                                                 [EXHIBIT 10.60]

                              EXHIBIT VII(4)(iii)

               EQUIPMENT USE EXTENSION AND MODIFICATION AGREEMENT



     This EQUIPMENT USE EXTENSION AND MODIFICATION AGREEMENT ("Agreement") is made as of December ____, 1996 by and between WINCUP HOLDINGS, L.P., a Delaware limited partnership (the "Partnership") and JAMES RIVER PAPER COMPANY, INC., a Virginia corporation ("JR").


                                   BACKGROUND
                                   ----------

     a. The Partnership, WinCup Holdings, Inc., ("WinCup"), Radnor Holdings Corporation ("Radnor") and JR intend to enter into a Partnership Interest Purchase Agreement pursuant to which Radnor shall purchase the entire limited partnership interest of JR in the Partnership, as such interest is described in the Limited Partnership Agreement between WinCup and JR, dated as of January 20, 1996 (the "Purchase Transaction").

     b. The Partnership and JR are parties to that certain Equipment Use Agreement, dated as of January 20, 1996 (the "Equipment Agreement"), which such agreement terminates upon JR's removal of certain of its equipment from the Partnership's West Chicago, Illinois facility (the "Facility").

     c. The Partnership and JR have determined that it would be in each of their best interests to enter into a modification of the Equipment Agreement in order to extend the term of the Equipment Agreement.

     d. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Equipment Agreement.

     NOW THEREFORE, in consideration of the agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

           i.           Extension Period. Pursuant and subject to the terms and
                        ----------------
                  conditions of the Equipment Agreement, the Partnership and JR agree to enter into an extension of the Equipment Agreement.

                  (1)        Paragraph 2 (Term of Agreement) of the Equipment
                        Agreement is deleted in its entirety and is replaced with:

           "This Equipment Agreement shall be effective for a Term commencing on the date of closing of the Purchase Transaction and ending on January 20, 2002 (the"Termination Date").

                  (2)        Paragraph 3 (Termination) of the Equipment
                        Agreement is deleted in its entirety and is replaced with:

           "JR may not remove the Former Equipment or the Extruder Equipment prior to the Termination Date."

                  (3)        Schedule B to the Equipment Agreement is hereby
                        deleted in its entirety and replaced with the attached Schedule B.

           ii.          Effect of Modification. Except as hereby expressly
                        ----------------------
                  extended, amended and modified, all of the terms, conditions, provisions and covenants of the Equipment Agreement shall continue in full force and effect.

           iii.         Assignment of Equipment Agreement.  The Partnership
                        ---------------------------------
                  shall have the right to assign the Equipment Agreement to any Affiliate of the Partnership without the consent of James River, provided that such assignee assumes all of the Partnership's rights, obligations and liabilities in connection with the Equipment Agreement and this Agreement in writing and the Partnership shall remain primarily obligated for the performance by such assignee of all of its rights, obligations and liabilities under the Equipment Agreement and this Agreement. For purposes of this Paragraph 3, "Affiliate" shall mean any person, corporation, partnership, association, joint stock company, trust or unincorporated organization which, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Partnership.

           iv.          Successors and Assigns. This Agreement shall bind and
                        ----------------------
                  enure to the benefit of the parties to the Equipment Agreement and their respective successors and assigns.

           v.           Governing Law. This Agreement shall be governed by, and
                        -------------
                  construed in accordance with, the laws of the State of Delaware, without regard to its conflict of laws or choice of law rules.

           vi.          Counterparts. This Agreement may be executed in as many
                        ------------
                  counterparts as may be deemed necessary or convenient, and by the

                                             Equipment Use Extension Agreement-2
                  different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all of which such counterparts shall constitute but one and the same instrument.

                                             Equipment Use Extension Agreement-3

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the day and year first above written.


                                         JAMES RIVER PAPER COMPANY,
                                         INC.

                                         By:   [SIGNATURE APPEARS HERE]
                                              ------------------------------
                                              Name:
                                              Title:


                                         WINCUP HOLDINGS, L.P.

                                         By:  WinCup Holdings, Inc., its general
                                              partner

                                         By:   [SIGNATURE APPEARS HERE]
                                              ------------------------------
                                              Name:
                                              Title:

                                             Equipment Use Extension Agreement-4

                                   Schedule B

                             Variable Product Costs

The Partnership's Variable Product Costs will be based on the following formula. For each lid produced on James River's equipment, the Variable Product Costs will be the estimated standard costs listed below. Resin and carton costs listed below will be revised monthly based on the Partnership's current contract net of rebates and discounts over the term of the Equipment Use Agreement. All other variable costs will remain over the term of the Equipment Use Agreement at the cost listed below.


  SKU           9140054       92050052     9538 DT      9540 DT     9542 DT

  Case Count    2400 lids     2400 lids    1000 lids    1000 lids   1000 lids


                                             Costs Per 1000 lids


Resin                       $  2.330  $  1.987   [$2.909   [$3.020   [$3.131

Carton                         0.332     0.304     0.378     0.417     0.395

Bag                            0.149     0.167     0.216     0.216     0.216

Direct Labor                   0.739     0.739     0.814     0.814     0.814

Var. Operating Supplies        0.013     0.013     0.032     0.032     0.032

Utilities                      0.048     0.048     0.070     0.070     0.070

Repair Labor & Material        0.350     0.508     0.508     0.508     0.508
                            --------  --------  --------  --------  --------

Variable Product Cost       $  3.961  $  3.608  $  4.919  $  5.077  $  5.166
                            --------  --------  --------  --------  --------

Cost Per Case               $   9.51  $  8.66     $4.92]    $5.08]    $5.17]
                            ========  =======   ========  ========  ========

Additional Products

     The parties hereby agree to the addition of the following products, at such prices to be mutually agreed upon by the parties within five (5) business days of the closing of the Purchase Transaction:


SKU               Description               PK Size
---               -----------               -------

9538DTHPC         Hot Lid - PCLUB           0.5M

                                            Equipment Use Extension Agreement-5


9540DTHPC         Hot Lid - PCLUB           0.5M

9542DTHPC         Hot Lid - PCLUB           0.5M

9538DTSS          Hot Lid - SAMS            1.0M

9542DTSS          Hot Lid - SAMS            1.0M

9542DTSSB         Hot Lid - SAMS            0.5M

9540DTSS          Hot Lid - SAMS            0.5M

914D0012          HARDEE Lid                2.0M

920D0001          HARDEE Lid                2.4M

     The parties hereby acknowledge and agree that JR may require lids in addition to those described on this Schedule B, and the Partnership agrees to produce such lids for James River on such pricing as the parties shall mutually agree.

                                            Equipment Use Extension Agreement-6

                                                                 [EXHIBIT 10.60]
                               EXHIBIT VII(5)(C)


                                December ____, 1996


WinCup Holdings, L.P.
c/o Radnor Holdings Corporation
3 Radnor Corporate Center, Suite 300
100 Matsonford Road
Radnor, PA  19087
Attention:  Michael T. Kennedy, Chairman

Dear Mr. Kennedy:

     Notwithstanding any language to the contrary in those certain Sublease Agreements (collectively, the "Subleases"), each dated as of January 20, 1996, and entered into between James River Paper Company, Inc. ("James River"), and WinCup Holdings, L.P. ("WinCup L.P."), with respect to the premises located generally in Corte Madera, California, or any of the Prime Leases referred to therein, leased from Hunt Brothers Leasing, L.L.C. ("Landlord"), the undersigned, intending to be legally bound hereby, agrees as follows:

     1. Notwithstanding any provision to the contrary in the Subleases, WinCup L.P. shall not be deemed to have assumed, and does not assume, any liabilities for matters disclosed by any inspections of the Subleased Premises other than as set forth in (a) Paragraph 2 below and (b) Section 1.3(a) of that certain JR Capital Contribution Agreement, dated as of January 20, 1996, between WinCup L.P. and James River (the "JR Contribution Agreement").

     2.   WinCup L.P. shall be required to reimburse James River, within thirty
(30) days of receipt of invoice from James River, for amounts required to be paid by James River to Landlord (as defined in the Subleases) for costs and expenses incurred by Landlord in conducting inspections (other than (a) environmental inspections relating to "Retained Liabilities", as hereinafter defined, and as contemplated in Paragraph 8 of that certain Landlord's Consent to Subleases dated as of January 23, 1996 between Landlord and James River (the "Consent") and (b) roof inspections to the extent contemplated in Paragraph 7 below) of the Subleased Premises, as well as causing compliance with Section 4 of the Subleases.

     3. To the extent any compliance with Section 4 of the Subleases relates to liabilities or obligations which James River has retained under the JR Capital Contribution Agreement ("Retained Liabilities"), James River shall indemnify WinCup L.P. as provided in the JR Capital Contribution Agreement. Additionally, James River shall bear any costs and expenses incurred by James River in conducting any inspections of the Subleased Premises, to the extent any such actions are taken upon James River's initiative or in response to an inspection undertaken by Landlord or its agents for the sole purpose of investigating Retained Liabilities.

     4. If WinCup L.P. fails to vacate any of the Subleased Premises (as defined in the Subleases) on the Expiration Date (as defined in the Subleases), the Sublease governing such Subleased Premises shall continue on a month-to-month basis upon the terms and conditions set forth in the Holding Over provision of the governing Prime Lease, provided, however, WinCup L.P. shall be liable for any loss, cost, damage or expense payable by James River to Landlord as a result of such holding over.

     5. James River agrees to pay to Landlord late charges paid pursuant to paragraph 5 of the Consent; provided, however, that such late charges result from James River's failure timely to turn over to Landlord amounts paid timely by WinCup L.P. to James River for the benefit of Landlord. WinCup L.P. agrees that any rent payments or other amounts due to Landlord made to James River for the benefit of Landlord shall be delivered to James River so as to be received by it at least one (1) business day prior to the date such amounts are due to Landlord.

     6. Pursuant to paragraph 7 of the Consent, at the expiration of the Subleases, James River shall take all actions required by Landlord with respect to unauthorized alterations on the roof of the factory building, but only to the extent such alterations are the result of James River's conduct prior to the Closing Date (as defined in the JR Contribution Agreement).

          In the event the foregoing is acceptable to you, kindly indicate your agreement by signing and dating both copies of this side letter agreement in the spaces provided and return one fully executed copy to James River for its files.

                                         JAMES RIVER PAPER COMPANY, INC.

                                         By: [SIGNATURE APPEARS HERE]
                                            -------------------------------

                                         Name:
                                              -----------------------------

                                         Title:
                                               ----------------------------

                                         WINCUP HOLDINGS, L.P.

                                         By:  WINCUP HOLDINGS, INC., its
                                              General Partner

                                         By: /s/ Michael T. Kennedy
                                            -------------------------------
                                              Name: Michael T. Kennedy

                                              Title: Chairman


                                                          Sublease Side Letter-2

                              EXHIBIT VIII(5)(A)

                            Corte Madera Subleases

                            [INTENTIONALLY OMITTED]

                               EXHIBIT VII(5)(B)

                        LANDLORD'S CONSENT TO SUBLEASES


     THIS AGREEMENT IS MADE as of the 23rd day of January, 1996, between JAMES RIVER PAPER CO., INC., a Virginia corporation ("Tenant") and HUNT BROTHERS LEASING, L.L.C., successor in interest to HUNT BROTHERS LEASING, a partnership ("Landlord").

     WHEREAS, Tenant is entering into a joint venture with WinCup Holdings, L.P., a Delaware limited partnership; and

     WHEREAS, in connection therewith, it is necessary for Tenant to enter into certain subleasing transactions, which require Landlord's consent, all as more hereinafter described and set forth; and

     WHEREAS, Landlord is willing to consent to Tenant's entering to said subleases, but only upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1.   Consent to Subleasing.  In connection with that certain Office
          ---------------------
Building Lease, Plant Lease, Warehouse Lease, and Engineering Lease (collectively, the "Leases"), all dated November 8, 1989, as subsequently amended and pertaining to premises commonly known as 240 Tamal Vista Boulevard, 195 Tamal Vista Boulevard, 205 Tamal Vista Boulevard, and 201 Tamal Vista Boulevard, respectively, all located in Corte Madera, California, Landlord hereby consents to Tenant's subleasing the premises to WinCup Holdings, L.P., a Delaware limited partnership, pursuant to the terms and conditions to those certain Sublease Agreements dated January 20, 1996, copies of which are attached hereto as Exhibit A and incorporated herein for all purposes.

     2.   No Changes to Leases.  Notwithstanding Landlord's consent to the
          --------------------
hereinabove described subleasing transactions, except as hereinafter specifically set forth, all of the rights and/or obligations of Landlord and Tenant under the Leases shall remain unamended and in full and effect and Landlord's consent to the subleasing described herein shall not constitute consent to any subsequent assignment or subleasing without Landlord's prior written consent and approval.

     3.   Insurance Throughout the Term of the Sublease.  All insurance
          ---------------------------------------------
currently provided by Tenant shall continue to be provided by Tenant throughout the term of the subleases (with the same quality of provider and scope of coverage). Landlord shall be provided with at least thirty (30) days' written notice prior to the change of any insurance currently in effect.

     4.   Security Deposit.  Upon Tenant's execution hereof, Tenant shall
          ----------------
deposit with Landlord a sum equal to one (1) month's current rent under the Leases as security for Tenant's and Subtenant's faithful performance of their obligations under the Leases. Landlord and Tenant agree that the security deposit may be commingled with funds of Landlord and Landlord shall have no obligation or liability for payment of interest on such deposit. Tenant shall not mortgage, assign, transfer, or encumber the security deposit and any attempt by Tenant to do so shall be void, without force or effect and shall not be binding upon Landlord.

     If Tenant fails to pay any amount when due and payable under the Leases, or fails to perform any of the terms and conditions of the Leases or the additional terms and conditions as set forth herein, Landlord may appropriate and apply or use all or any portion of the security deposit to cure the default, and Landlord may so apply or use the deposit without prejudice to any other remedy Landlord may have on account of Tenant's default or breach. If Landlord so uses any of the security deposit, Tenant shall, within ten (10) days after written demand therefor, restore the security deposit to the full amount originally deposited; Tenant's failure to do so shall constitute an act of default under the Leases. Within fifteen (15) days after the term of the Leases has expired and Tenant has vacated the Premises, provided Tenant is not then in default on any of its obligations thereunder, Landlord shall return the security deposit to Tenant.

     5.   Late Charge.  If Tenant shall fail to pay within ten (10) days from
          -----------
when due and payable any rent or other amounts or charges which Tenant is obligated to pay under the Leases, Tenant shall pay a late charge equal to ten percent (10%) of such amount that is due. Tenant acknowledges that any late payments will cause Landlord to incur costs and expenses not contemplated under the Leases, including, but not limited to, administrative and collection costs in processing any accounting expenses, the exact amount of which is extremely difficult to fix. Therefore, Tenant agrees that the late charge described herein represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for the loss suffered by such non-timely payment. Acceptance of any late charge will not constitute a waiver of Tenant's default with respect to such non-payment by Tenant or prevent Landlord from exercising any rights or remedies available to Landlord under the Leases.

     6.   Pending Environmental Matters.  On or before June 1, 1996, Tenant
          -----------------------------
shall obtain final governmental closure both for the storm drain and the underground storage tank, as described in Patrick McHugh's letter to John Jang of the California Regional Quality Control Board dated October 16, 1995. Any storm drain work associated therewith shall be completed by Tenant at its sole cost and expense on or before February 1, 1997. Copies of any correspondence sent or received by Tenant or subtenant in connection with the matters described in this paragraph shall be immediately delivered to Landlord.

     7.   Unauthorized Alterations.  Tenant acknowledges that it has made
          ------------------------
numerous alterations, including the installation of pollution equipment, on the roof of the factory building, without Landlord's knowledge or prior approval as was required by the Leases. Landlord shall assess all such work at the expiration of the Leases, and Tenant shall take such measures as Landlord may request, to remove said alterations and/or correct any damage occasioned thereby.

     8.   Environmental Inspection.  As set forth in the subleases, Landlord
          ------------------------
shall have the right to have environmental inspections performed upon the Premises. The costs of such inspections shall be paid for by Tenant and any work recommended thereunder shall be performed in a prompt and timely manner, as an obligation of Tenant at Tenant's sole cost and expense.

     9.   Financial Statements.  Tenant shall provide Landlord with Subtenant's
          --------------------
quarterly financial statements throughout the term of the subleases.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                               HUNT BROTHERS LEASING, L.L.C.


                               By:
                                   --------------------------------

                               JAMES RIVER PAPER CO., INC.


                               By:
                                   ---------------------------------

                                   ---------------------------------
                                                 Title

                              EXHIBIT VIII(5)(C)

                             Sublease Side Letter

                            [INTENTIONALLY OMITTED]

                                EXHIBIT IX (2)

                              Disabled Employees





Category I:

         1.   Ruth Ayala
         2.   Eugene Dodd
         3.   Harold Merlander
         4.   Belinda Parrales
         5.   Francisca Villalobos
         6.   Adam Thogode
         7.   Kenneth Barnhill
         8.   Vi Tang
         9.   Rafael Sanchez
         10.  Maria Castro
         11.  Alex Glickman

Category II:

         1.   Maria Flores
         2.   Dennis Crafton
         3.   Sam Pusateri
         4.   Timothy Sheehan
         5.   Nirmal Athwal
         6.   Gabriel Bautista

                              TABLE OF CONTENTS


Policy Statement..............................................      I
Overview......................................................     II
Contracts and Agreements......................................    III
Environmental.................................................     IV
Financial, Corporate, Tax, Property and Transportation........      V
Human Resources...............................................     VI
Insurance and Risk Management.................................    VII
Leases, Deeds, Timber Purchases and Other Real Estate.........   VIII
Marketing.....................................................     IX
Product Development, Research and Testing.....................      X
Public, Governmental and Investor Relations...................     XI
Safety and Health.............................................    XII
Sales and Distribution........................................   XIII
Additional Interpretive Guidelines............................    XIV
Forms.........................................................     XV

                            JAMES RIVER CORPORATION
                            -----------------------
                           RECORDS MANAGEMENT POLICY
                           -------------------------


                 RECORDS CREATION, RETENTION AND DISTRIBUTION
                 --------------------------------------------

    PURPOSE: To establish a uniform James River policy for creating, distributing, retrieving, preserving, protecting, storing and disposing of company records.

    SCOPE: The policy enunciated in this Policy Statement is applicable to corporate headquarters and all business groups, plants and offices in the United States, and it should apply to all James River records, whether maintained in central files, offices or homes, regardless of form (e.g., hard copy, microfilm
                                                     ----
or electronic format).


    POLICY GOAL:  To eliminate the cost of unnecessary records.

    POLICY APPROACH: Only records expressly and regularly required by business needs or legal obligations shall be maintained, and then only for the periods of time actually required. All other records shall be discarded immediately after use.

    POLICY COMPONENTS:  This purpose will be accomplished by:

    A. Limiting the records created within James River to those necessary for James River's ongoing business;

    B. Encouraging James River personnel to strive for accuracy and brevity in writings;

    C. Limiting the circulation of documents to people who genuinely need the information;

    D. Encouraging the immediate disposal of routine, irrelevant or marginally useful documents;

    E. Discouraging the creation and retention of large numbers of personal files;

    F. Maintaining truly important records in accessible central files or organized records storage areas; and

    G. Establishing and following timetables for the timely disposal of all records.

                                 BACKGROUND
                                 ----------

    Modern businesses generate and retain large volumes of records with inadequate thought to their clarity or ultimate usefulness. Frequently these records are distributed to people who cannot practically use the information.

    The cost of such practices, including reading, filing and storing originals and multiple copies, is enormous.

    Further complications arise because records often outlast the recollections of their authors or recipients. Poorly worded documents require expensive research to clarify ambiguities, and the outcome of lawsuits sometimes hinges on uncertainties caused by innocent but unclear writings.

    These costs and risks are best addressed by a records management program which establishes guidelines for the creation and circulation of documents, encourages quick disposal of routine and marginally relevant records and provides for careful organization and retention of truly important records in central, readily available files. It is the purpose of this policy to create, implement and maintain such a program.

                                   OVERVIEW
                                   --------

1.  RECORD CREATION AND CIRCULATION

    A.  Purpose
        -------
    The legitimate purposes of any record, whether in paper or electronic format, are to communicate facts or positions or maintain a record of facts or positions.

    Written documents and other records are expensive to create and maintain.

    Where the purpose of a document is to communicate, you should first ask whether you can use less expensive methods, such as telephone or face-to-face meetings.

    Where the purpose is to preserve factual understandings or positions, consider whether that purpose justifies a writing.

    Create written records only when necessary.

    B.  Methods
        -------

    When a written record does become necessary, you must understand that your writing may remain in some file long after it has served its usefulness, and it may be read by someone with no knowledge of the immediate circumstances. To avoid later misreadings of your intentions, do not impute bad motives to others, overstate a position, exaggerate dangers or otherwise write in a way that would mislead a later reader (in-jokes, posturing, and cryptic messages are best left to voice communications, if at all).

    When writing, focus on the facts or company position required to be
                               -----    ----------------
communicated or preserved. Strive for accuracy and clarity. Whenever possible, recheck factual statements for accuracy or qualify as necessary.

    Clear writing also demands that you reread your work to ensure that it is clear of ambiguities and possible misunderstandings.

    C.  Circulation
        -----------

    Circulate your writings only to people who have a genuine need to know the facts or positions stated. Addressees should not further distribute documents unless the potential recipient meets the test of the original addressee, i.e., a person with a genuine need to know the facts or positions stated.

2.  RECORD RETENTION

    A.  Purpose
        -------

    The purpose of a Records Management Program is to effect an orderly transition of records from creation to disposal. The goal is to create only necessary records and keep those records only as required for operations or legal compliance. Because a record might be useful at some unspecified future
                                   -----
time does not, when multiplied by a million records created each year within James River, justify keeping it.

    When a record is not legally required to be kept and there is serious doubt about a record's future usefulness, discard or recycle it.

    B.  Methods
        -------

    This Program addresses the specific problems and policies applicable to different functional categories within James River and the records typically handled within those functions. This Program establishes retention practices applicable to each record category, regardless of the form in which it is maintained (e.g., hard copy, computer tape, disk or hard drive, microfiche or
            ----
film, laser disk or by means of any other technology).

    Consistent adherence to these practices is a major step toward properly managing James River's records.

    C.  Retention Times
        ---------------

    Each functional category addresses specific record categories and assigns a retention period to each.

    Any period stated in years (e.g., "3 years") refers to fiscal years. Thus, a
                                ----
record with a three year period created during 1991 should be discarded for recycling at the end of the third full fiscal year after its creation (e.g.,
                                                                       ----
December 31, 1994).

    "Current", "discard after completion" and similar terms mean that there are no legal retention requirements and that the record should be discarded when it is no longer being actively used, unless there are unresolved issues, such as dissatisfaction on the part of the customer, supplier or James River that may lead to legal claims.

    D.  Decision Making
        ---------------

    1)  Author

        The author should normally determine whether a record should be retained, unless it was created at someone else's express directions, in which case that person must determine whether (and where) to retain that record.

    2)  Recipients of James River Records

        Recipients of James River records (unless created at the recipient's request) should assume that the author will take responsibility for retaining the record.

    3)  Recipients of Non-James River Records

        The addressee or first recipient of a record from outside of James River should determine whether (and, if so, where) to retain the record.

        Since this category would include "junk mail" and large quantities of routine correspondence without any lasting importance, much can be disposed of after reading. Discretion must be used, and no document legally required to be kept (see below) or which states a legal or factual position likely to be contradictory to or confirmatory of a James River position or understanding should be summarily discarded, i..e., documents that might be received from a supplier, customer or contractor relating to prices, quality or other contract or warranty claims.


E.  Government Inquiries and Investigations; Litigation
    ---------------------------------------------------

    Any document which comes from a court or governmental agency must be treated as one required to be kept. Unless the document is a type which is routinely received and handled within a location (such as garnishments or subpoenaes for an employee's earnings), a copy should be immediately forwarded to the James River Legal Department, outside lawyers already working on the matter, or a James River task force or group already working on the matter (e.g., tax
                                                               ----
returns, confirmations of environmental filings, etc.).

    When James River receives notice of any legal matter, including a subpoena
                                        ---
of James River files, lawsuit, government investigation, a government charge or threatened action, immediately use the Records Retention Suspension Notice form to suspend routine disposal of documents relating to that matter, notify the Legal Department immediately and follow the attorneys' specific recommendations regarding the management of the affected records.

    F.  Confidentiality
        ---------------

    Every author, recipient or record custodian must consider the sensitive nature of the documents in his possession and act accordingly. For example, highly confidential, proprietary records may require limited access storage and secure disposal. The law will usually grant no greater protection to a company's records than the company itself takes, and some courts have held that records left in public areas or discarded intact in trash are not legally protected.

    G.  Drafts
        ------
    Except in rare cases, such as contract negotiations, drafts should not be retained. The final version alone has operative force, and no purpose is served by keeping drafts.

    H.  Copies
        ------

    Copies should be made sparingly and seldom retained. If the author fulfills his responsibility of filing the original in a central file, it will be available as necessary. Accordingly, retain copies only in special situations, such as retaining a copy as a format sample or guide, for ready reference on an active matter (see 3[C]) or when two locations must have ready reference.
               ---

    Except in these special circumstances, the recipient or holder of a copy should read and discard.

3.  RECORD LOCATION

    A.  Central Files
        -------------

    The most efficient filing systems use central files in locations accessible to all who need the information. On occasions, there may be a temporary need for a desk or personal file, such as when a specific matter is receiving a high level of attention, but as soon as the matter is resolved or becomes routine, documents required to be kept should be merged into the central file and duplicates and other unnecessary documents discarded for recycling.

    B.  Personal Files
        --------------

    In one sense, there are no "personal" files relating to James River's business. Even files kept in employees' homes may be considered company files that must be produced to government investigators and courts.

    Moreover, personal files usually duplicate central files and increase difficulty and cost of locating all relevant files.

    Accordingly, no file relating to James River's business should be considered personal, and desk or "personal" files should be created only when necessary and merged with the central files when the immediate need has ended (see 3[A]).
                                                                 ---

    C.  Computer Files and Purchased Software
        -------------------------------------

    Information stored or produced on personal computers are "records" covered by the Records Management Program. When the records have been downloaded to floppy disks or long-term storage medium, the medium itself should be either discarded or reformatted at the end of the applicable retention period. When records have been retained on hard drives, they should be erased or reformatted as appropriate unless more specific instructions are subsequently issued.

    The Records Management Committee will issue specific instructions applicable to records maintained on central computers or in central long-term storage.

    Purchased Software Packages contain a License Agreement specifying the terms and conditions in which you must comply in order to legally use the product. In regard to product upgrades, upon receipt of a new release of the software, all prior releases should be destroyed within 90 days.

    D.  Duplicate Files
        ---------------

    Rarely is it necessary to have full duplicate files unless one is a backup while the primary file is unavailable (for example, during tax audits). It may, however, be necessary for different files to contain some duplication. This should not be done thoughtlessly, but especially with financial and personnel matters and information required by government regulations, it may occasionally be more efficient to have some duplication. (Adherence to the retention periods will help reduce the volume and search time.)

4.  OTHER MATTERS

    A.  Exemptions
        ----------

    Where there is a genuine need to retain documents beyond the retention period, an exemption may be granted by the James River Records Management Committee. Requests must be made on the appropriate form. The exemption, if granted, will be in writing and must be attached to the applicable records. If the exemption establishes a revised retention date, it must be followed.

    B.  Contractual Requirements
        ------------------------

    Bond and trust agreements and documents related to mergers, asset sales and acquisitions occasionally impose special record-keeping requirements.

    In order for James River to apply this Program without compromising its contractual undertakings, anyone aware of current contractual commitments or who has responsibility for such contractual undertakings in the future must immediately notify the Records Management Committee and include copies of the pertinent contractual provisions.

    The Committee will provide guidance and, where necessary, the appropriate written exemption from the Program.

    C.  Record Types Not Addressed
        --------------------------

    Because of the pervasive nature of government regulations, some locations may generate highly specialized documents subject to national, state or even local government retention requirements, which are not addressed by this Program.

    If you are aware of laws or regulations applicable to any James River operations and which impose special retention requirements not addressed in this Program, notify the Records Management Committee at once and include a copy or reference to the law or regulation (if possible). The Committee will promptly address your request and, if necessary, amend the Program.

                           CONTRACTS AND AGREEMENTS
                           ------------------------


1.  SCOPE

    As used in the James River Records Management Program, "contracts" and "agreements" are used interchangeably to describe legal arrangements between James River and other parties for the sale, lease or exchange of goods or services. The arrangements may be identified as distributorship agreements, broker contracts, supply agreements, leases, advertising contracts, consulting agreements, license agreements, secrecy or confidentiality agreements, purchase orders, sales orders, order acknowledgments, and confirmations, to name only a few.

    Agreements and contracts include not only formal documents signed by all parties, such as long-term supply agreements, but also informal writings that confirm, reflect or contain terms of an oral contract or that explain, amend, extend or terminate contracts.

    This section addresses the retention periods for all James River contracts and agreements except for those related to the sale or leasing of real property or timber (see "Leases, Deeds, Timber Purchases and Other Real Estate"), individual non-compete, confidentiality, employment or consulting agreements (see "Human Resources"), and routine sales of James River products (see "Sales and Distribution").

2.  PURPOSE

    The purposes of this section are, first, to ensure that James River enters into, amends and enforces such agreements consciously and carefully and, second, to ensure that there exists a single file containing all documents reflecting the formation, interpretation and administration of each James River contract.

3.  CONSIDERATIONS

    Since contracts create legal rights and obligations, James River must retain all documents which contain contract terms, interpretations, and performance.

    Due to the changing and sometimes informal nature of business relationships, contracts may be made on the basis of a handshake, be modified by correspondence, orders or "redi memos", and be changed if one party knowingly allows the other to alter without challenge the nature or extent of performance required by the express terms of the contract.

4.  MANDATORY RECORDS

    Except in the case of routine sales or specialized documents, such as real estate transactions, every location or department actively involved in creating or administering a contract should maintain a file for each contract which contains all documents required to be kept.

    A.  Documents to Be Kept
        --------------------

        1) Documents formally designated as legally binding (these are usually negotiated by the parties and signed by each party's representatives);

        2) Purchase orders, invoices, correspondence and similar documents exchanged by James River and a vendor or customer which contain or reflect the terms of a contract (for example, a letter suggesting a consulting relationship and a purchase order would constitute a contract);

        3) Documents exchanged between James River and a third party which interpret a contract (this would include letters explaining the terms of earlier documents or adding to or relaxing contract terms); and

        4) Documents which reflect the other party's performance or nonperformance. (In this category, discretion is necessary. For example, if the contract is an elaborate construction agreement, detailed administrative records reflecting performance, including deadlines, changes, extras and the like, must be kept. If the contract is a distributor agreement, routine invoices and shipping records kept by the Financial Department need not be kept in the distributor file.)*

---------------------------------

    *Note: If the distributor (or customer) sends a purchase order, confirmation or other writing that attempts to change the terms of the order or limitations in James River's invoice, this writing could change the terms of sale. Such documents must be

    B.  Retention Period
        ----------------

    All nonduplicative documents described above should be kept for six years after the contract has been completed.

5.  DOCUMENTS TO BE RETAINED ONLY IN LIMITED CIRCUMSTANCES

    A.  Proposals That Do Not Ripen Into A Contract
        -------------------------------------------

    Routine preprinted or form proposals should be discarded so long as no action has been taken to accept them.

    Proposals that grow out of discussions with vendors or customers may be discarded if they do not ripen into a contract, provided all parties
                                                --------
acknowledged that there are no further obligations. If the words or actions of the other party suggest it believes that James River has either made an oral agreement or has some continuing obligations related to the proposals, you should retain the file intact and seek guidance from the James River Legal Department.

    B.  Drafts
        ------

    The final document is the only one with legal authority. Drafts exchanged between parties are useful only as they reflect the intent or goal of one of the parties, the meaning of a particular phrase or the additional terms, or if the
                                                                        --
contract fails to include language that the written contract is the final agreement which supersedes all discussions and negotiations. Only in these cases should drafts or proposals received from the other parties be kept as required by 4(A). Drafts created by James River and only circulated internally should be promptly discarded.



--------------------------------------------------------------------------------
promptly and closely examined and, if appropriate, brought to the attention of the James River Legal Department.

                                ENVIRONMENTAL
                                -------------


1.  SCOPE

    James River generates, collects and maintains numerous documents relating to the possible impact of its operations on the physical environment, including operations of environmental control equipment and production equipment and disposal of manufacturing by-products. This Program is directed to those functions and records.

2.  CONSIDERATIONS

    Federal and state government agencies have enacted numerous environmental requirements which control manufacturing and disposal activities and impose numerous record-keeping and reporting requirements. These requirements are strictly enforced.

    There is an enforcement trend toward seeking criminal sanctions or severe civil sanctions for alleged violations believed to be "willful" or "knowing", and liability often depends on either repeated activities or documents which seem to reveal an illegal corporate "state of mind". To maintain its position as an environmentally sensitive company, James River will continue to emphasize strict compliance with all laws and create and retain required environmental records in accordance with this Program.

    This Program is not intended to identify every record required to be created and maintained. Rather, the purpose of this Program is to identify those records which have identifiable minimum retention periods or which James River should maintain beyond minimum retention periods.

    The minimum retention periods expressed in this Program reflect primarily federal considerations. On occasions, state or local retention requirements may exceed the retention periods stated for these records. It is the responsibility of each facility to determine state and local requirements and notify the Records Management Committee of those requirements.

    While there are minimum legal retention times for certain documents, James River should retain certain specific records indefinitely to address issues of future liability or establish baselines for future permits or decisions. Examples of records which should be kept indefinitely are those related to waste disposal. Examples of records which should be kept longer than the statutory period are those that serve as a baseline for pollution prevention measurements or for future permits.

3.  MANDATORY RECORDS
                                                             Retention Periods
                                                             (years after close
                                                             of fiscal year)
                                                             ---------------

    A.  Air Pollution Control
        ---------------------

    All monitoring records, including, for example,
    continuous emission monitoring records..........      Permanent (post 1985)

    Asset records indicating date of installation of
    process equipment generating air emissions......      Permanent

    Records of the occurrence and duration
    of startup, shutdown, or malfunction of
    any air pollution control equipment;
    periods during which a continuous emission
    monitoring system is inoperative; and files
    of all monitoring and performance test
    measurements ...................................      Permanent

    Records relating to steam-generating facilities,
    including operating conditions, fuel records,
    capacity measurements, and monitoring records...      Permanent

    B.  Water Pollution Control
        -----------------------

    Records relating to oil pollution prevention
    and inspection..................................      Three years

    Records relating to NPDES permits and data for
    discharge monitoring reports; audits............      Permanent (post 1985)

    Records relating to dredge and fill permits under
    Section 404 of the Clean Water Act..............      Three years

    C.  Solid and Hazardous Waste
        -------------------------

    CERCLA initial reports of suspected waste sites       Fifty years

    Hazardous waste facility operating records......       Permanent

Hazardous waste facility reports..................     Permanent

Hazardous waste manifests, Biennial Reports and
Exception Reports, and test results and analyses..     Permanent

Records relating to landfill operation............     Permanent

D.  Underground Storage Tanks
    -------------------------

Closure records...................................     Permanent

Records demonstrating compliance with technical
standards.........................................     Permanent

Repair records....................................     Permanent

E.  Community Right-to-Know Records
    -------------------------------

All records supporting or relating to toxic
chemical release reporting (Form R)...............     Permanent

F.  PCBs
    ----

PCB cleanup record................................     Permanent

PCB waste manifests...............................     Permanent

Transformer inspection records....................     Three years after
                                                       disposal or conversion of
                                                       the last transformer on
                                                       the site

G.  Permits
    -------

Environmental permits, approvals, monitoring,
and compliance issues.............................     Five years following
                                                       expiration of permit or
                                                       until any information
                                                       gathered as result of
                                                       monitoring under prior
                                                       permit has been used in
                                                       issuance of new permit

Permit applications and supporting materials......     Duration of permit and
                                                       where necessary, through
                                                       permit renewal process

4.  GENERAL RULE

        All records not identified above should be discarded when no longer used unless a particular facility identifies a specific need to retain records beyond the identified time.

        Superseded abatement plans should be discarded when replaced. Drafts and surveys should be discarded when the contents have been transferred to reports.

        Any records that relate to a matter in litigation should be retained permanently. If a document may be involved in litigation, contact the James River Legal Department for guidance.

                     FINANCIAL, CORPORATE, TAX, PROPERTY
                     -----------------------------------
                              AND TRANSPORTATION
                              -------------------


1.   SCOPE

     James River generates, collects and maintains numerous financial records of financial and related activities of the company. Financial records, in addition to recording all revenue and payment actions, are necessary to:

     A. Ensure accurate recording of all transactions in accordance with generally accepted accounting principles, sound internal controls and proper business practices;

     B.  Allow the company to meet external reporting requirements;

     C. Assist management in making business decisions based upon economic facts;

     D. Allow management to interpret business performance in light of business plans and controls; and

     E. Minimize the company's tax burden through preparation of accurate tax returns and successful defense of audits.

     This section is directed to all activities relating to or supporting financial activities except for specific categories such as "Contracts and Agreements", "Sales and Distribution", and "Leases, Deeds and Other Real Estate".

2.   CONSIDERATIONS

     The financial activities of the company are governed by numerous federal and state agencies. They are also regulated by generally accepted accounting principles and the Financial Accounting Standards Board (FASB), which establishes rules regarding the recordation, presentation and disclosure of financial events. The company also has expressed and implied fiduciary responsibilities to control and protect the assets of the company and to properly document all financial transactions.

     In order to comply with these laws and standards, James River will maintain all financial and supporting documentation as required.

3.   MANDATORY RECORDS

     The following sections list the records which must be maintained and the applicable retention periods:

                                                       Retention Periods

                                                       (years after close
                                                       of fiscal year)
                                                       ---------------

A.  Accounting
    ----------

Accounts Payable Invoices and Credits -
Paid Voucher File including copies of the
voucher check, vendor's invoices, and related
correspondence.......................................  Six years*

Accounts Payable Ledgers and Schedules...............  Permanent

Accounts Receivable Ledger Cards and
Statements, Trial Balances and Aging Schedules
(after date of payment)..............................  Three years

Accounts Receivable Ledgers and Schedules............  Five years

Amortization and Depreciation Records
(financial Reporting or "Book")
(after disposal of asset)............................  Four years

Annual Reports (also see Corporate Records)..........  Permanent
                ---- ---

Audit Reports (Internal and Management Letters;
also see Administrative Records).....................  Ten years
---- ---

Audit Work Papers (Internal).........................  Three years

Balance Sheets.......................................  Permanent

Bank Deposit Slips (duplicates)......................  Two years

Bank Statements and Reconciliations..................  Three years

Bonds................................................  One year after series is retired

--------------------
  *Absent a current "Audit Status" report from Corporate Tax Services, confirm with Corporate Tax Services the absence of pending audits.

(C) 1992 James River Corporation     VI-19                      September 1,1992

Books of Original Entry, such as Cash Receipts
Journal, Cash Disbursements Journal, Sales
Journal, Returns and Allowances Journal, Voucher
Register and General Journal Entries.................  Six years*

Budgets (Final Approved, Financial and Capital)......  Four years

Capital Appropriation Records........................  Three years after completion of
                                                       expenditure*

Capital Assets Records...............................  Four years after disposal of assets

Cash Receipts Records................................  Six years

Check Register.......................................  Permanent

Checks, Cancelled (Dividends)........................  Six years

Checks, Cancelled (General Disbursements)............  Six years*

Claim Files..........................................  See "Insurance
                                                       and Risk Management"

Cost Accounting Records..............................  See Inventory
                                                       and Cost

Estimates, Projections (unless provided to
outsiders; then, see "Investor and Public
                 ---
Relations")..........................................  One year

Expense Analyses.....................................  Six years

Expense Reports......................................  Six years*

Financial Statements, Certified......................  Permanent

Financial Statements, Periodic (Internal)............  Permanent

--------------------
   *Absent a current "Audit Status" report from Corporate Tax Services, confirm with Corporate Tax Services the absence of pending audits.

(C) 1992 James River Corporation     VI-20                     September 1, 1992

        General Ledger Records...............................  Permanent

        Note Register........................................  Two years after series is retired

        Payrolls.............................................  See Payrolls and
                                                               Related Records

        Petty Cash Records...................................  Three years

        Purchase Orders, Requisitions........................  See "Contracts
                                                               and Agreements"

        Records of Entertainment, Gifts and
        Gratuities...........................................  Six years*

        Sales Invoices and Credit Memos......................  Six years

        Salesman Commission Reports..........................  Three years

        Tax Returns and Working Papers.......................  See Taxation

        Trial Balances (Periodic)............................  Six years

        Working Papers.......................................  Two years

        Year-End Closing Packages............................  Five years



        B.  Credit and Collection
            ---------------------

        Application for Credit...............................  Current

        Collection File......................................  Current

        Credit Authorization Records.........................  Current

        Credit Files, Commercial Reports, Financial
        Statements or Letters of Reference...................  Current

--------------------
   *Absent a current "Audit Status" report from Corporate Tax Services, confirm with Corporate Tax Services the absence of pending audits.

Time Payment Contracts and Promissory Notes..........  Three years after payment

Uncollectible Accounts - records and reports
regarding uncollectible accounts, including
authorization for writing off........................  Six years*

C.  Inventory and Cost
    ------------------

Cost Production and Job Summary Records..............  Four years

Cost Reports and Statements..........................  Four years

Cost Sheets..........................................  Four years

Labor Distribution Records...........................  Four years

Price Records........................................  Four years

Quotations...........................................  Four years

Valuation Computations...............................  Four years

D.  Payroll and Related Records
    ---------------------------

Assignments, Attachments and Garnishments
(after settlement or termination)....................  Two years

Bond Delivery Receipts and Issuing Records
(purchase made by employees through company).........  Two years

Individual Employee Earnings Records.................  Six years

Payments and Reports to Government - includes
state and municipal authorities covering payment
and reports relating to Income Tax Withholding,
FICA contributions, State Unemployment, Workmen's
Compensation, reports on earnings, etc...............  Six years

Payroll Registers....................................  Six years

Retirement and Pension Plan Records, including
earnings records of vested employees.................  Permanent

Time Cards and Time Sheets...........................  See "Human Resources"

Unclaimed Wage Records...............................  Two years

E.  Taxation
    --------

Annuity or Deferred Payment Plan.....................  Permanent

Depreciation Schedules...............................  Permanent

Dividend Register....................................  Permanent

Excise Exemption Certificate.........................  Four years

Excise Reports (Manufacturing).......................  Four years

Excise Reports (Retail)..............................  Four years

Inventory Reports....................................  Permanent

Tax Bills and Statements.............................  Permanent

Tax Returns..........................................  Permanent

F.  Corporate Records
    -----------------

Annual Reports.......................................  Permanent

Authority to Issue Securities........................  Permanent

Bonds, Surety........................................  Three years

Capital Stock Ledger.................................  Permanent

Charters, Constitutions, Bylaws......................  Permanent

Contracts............................................  See "Contracts and
                                                       Agreements"

Corporate Election Records...........................  Permanent

Debt Transfer-Noteholder Records.....................  Two years after series is retired

Hart/Scott/Rodino Filings (Original).................  Five years

Hart/Scott/Rodino Filings (Supplemental).............  Ten years

Incorporation Records................................  Permanent

Licenses (Federal, State, Local).....................  Discard after termination

Minutes of Shareholder, Board of Directors
and Committee Meetings...............................  Permanent

Stock Option, Stock  Purchase, SAR,
Deferred Compensation and Similar
Agreements...........................................  Five years after expiration

Stock Transfer and Stockholder Records...............  Permanent

G.  Manufacturing Records (also see "Product
    ---------------------  ---- ---
    Development, Research and Testing")

Bills of Material....................................  Two years

Drafting Records.....................................  Permanent

Drawings of Machinery Sold by James River............  Six years after expected life of product,
                                                       including rebuilds

Materials Issuing Records............................  Three years

Memos, Production....................................  Discard after completion of job or contract

Production Reports, including Quality Records........  Three years

Tool Control.........................................  Three years

Work Orders..........................................  Three years

Work Status Reports..................................  Discard after completion of job or contract

H.  Plant and Property Records
    --------------------------

Acquisition and Disposition Work Papers
(asset evaluations)..................................  The longer of six years after creation of two
                                                       years after disposition
                                                       of property

Fixed Asset Inventory Records........................  Permanent

Maintenance and Repair, Building.....................  Ten years

Maintenance and Repair, Machinery....................  Five years

Office Equipment Records.............................  Five years

Property Records, including Costs, Depreciation
Reserves, Year-End Trial Balances, Depreciation
Schedules, Blueprints and Plans......................  Permanent

I.  Traffic and Transportation Records
    ----------------------------------

Bills of Lading, Waybills............................  Five years

Claims...............................................  Two years

Common Carrier Tarriffs..............................  Five Years

Delivery Reports.....................................  Five years

Export Declarations..................................  Four years

Freight Bills and Statements.........................  Five years

Motor Transportation Agreements......................  Five Years

Railroad Contracts and Exempt Quotes.................  Five Years

Receipts for Registered Mail.........................  Current

Receipts for Express Packages........................  One Year

Receiving Reports and Shipping Reports...............  Five years


4.  GENERAL RULE

Absent exceptions, all documents not listed above should be discarded immediately upon their last use.

                                HUMAN RESOURCES
                                ---------------


1.   SCOPE

     The Human Resources Department generates and maintains personnel records necessary to process employment actions and implement personnel procedures, including hiring, promotions, layoffs, transfers, payroll transactions and withholding obligations. The Human Resources Department also manages and administers James River's pension and welfare plans. It is to persons involved in these procedures and processes that this section is directed, whether they are Human Resources or Industrial/Employee Relations personnel.

2.   CONSIDERATIONS

     Employment and labor matters are heavily regulated. Federal, state and, sometimes, local government agencies enforce a wide range of laws and regulations affecting wages and hours, equal employment, employee organizational activities, workplace health and safety, and employee benefits. Many of these regulations also impose record-keeping and reporting requirements. (See
                                                                     ---
Appendix A.) State common law may also create various contractual rights for employees and provide remedies for such employment-related conduct as wrongful discharge, defamation and infliction of emotional distress./1/

     Compliance within these many laws and regulations is often established through records created or maintained by the Human Resources group. Thus, thoughtful adherence to the following guidelines is essential.

     With few exceptions (noted below), government regulations do not dictate the manner in which required information is to be organized and stored. Similarly, James River has not created a single, organized records system for each Human Resources office, and the current organizational arrangement at each location reflects the history

--------------------
     /1/Federal statutes and regulations are the primary sources of legal requirements for the retention of employment-related records and are the focus of these guidelines. State laws in this area tend to parallel corresponding federal laws. If you are aware of state or local requirements that may be different from those listed in this Program, immediately notify the Records Management Committee using the Form on Page XIV-1.

of that location, the make-up of the work force and the individual programs in place (which may often be affected by the presence of one or more unions). This Program, therefore, addresses Human Resources record keeping from a functional point of view. It does assume, however, that each Human Resources office will maintain separate files on each current and former employee ("personnel files") which will contain a large amount of the required information. Timecards, arbitration files, job postings, required reports and other matters of general applicability are usually kept separate, but the form and arrangements of such files may be determined by each office's needs. Records of EAP referrals, medical records, and I-9s must be kept separately in files with limited accessibility.

     Some general files will duplicate information in personnel files, and the general rule against having more than one copy can be relaxed where it is necessary to access information both by general categories and by employee name or position. Extensive use of multiple copies, however, makes it more difficult to follow retention schedules and defeats a purpose of the Records Management Program.

3.   MANDATORY RECORDS/2/

     The retention periods listed below are separated by the stage of employment for ease of application. The use of these categories does not imply that a Human Resources office must keep information in separate files by the particular
                 ----
heading (e.g., exit interviews).
         ----

                                                       Retention Periods
                                                       (years after close
                                                       of fiscal year)
                                                       ---------------

     A.  Pre-employment
         --------------

--------------------
     /2/In addition to the foregoing, disposal of affected record categories must cease once James River receives (i) notice of a scheduled Office of Federal Contract Compliance Programs ("OFCCP") or Wage and Hour Division ("W&H") audit;
(ii) notice of a charge filed with the National Labor Relations Board ("NLRB"), the Equal Employment Opportunity Commission ("EEOC") or similar state or local agency; (iii) notice of a lawsuit; or (iv) James River becomes aware of an actual or threatened investigation or other legal action. In all such cases, you must immediately suspend disposal of any records relating to the matter and contact the James River Legal Department for further guidance.

Applications/3/, resumes/4/, and correspondence with applicants:

     - Unsuccessful applicants.......................  One year Note: Special rules apply if your
                                                       location must file AAPs;
                                                       see C

     - Employees.....................................  Term of employment plus six years Note: Special
                                                       rules apply if your
                                                       location must file AAPs;
                                                       see C

Contracts and correspondence with employment
agencies.............................................  See "Contracts and
                                                       Agreements"

Job advertisements and other material soliciting
applications or inviting referral sources............  One year Note: Special rules apply if your
                                                       location must file AAPs;
                                                       see C

Pre-employment tests and related records
(including interview notes):

     - Unsuccessful..................................  One year applicants Note:
                                                       Special rules apply if
                                                       your location must file
                                                       AAPs; see C

     - Employees.....................................  Four years unless


--------------------
     /3/Application process should include an invitation to declare handicapped or veteran status.

     /4/It is generally unwise and unnecessary to accept unsolicited resumes. When an unsolicited contact is made by resume, respond by letter returning the resume and stating that the company is not currently accepting applications and has not, therefore, considered the resume. Keep the letter for one year but do not copy the resume.

                                                               facility's policy
                                                               is to use this
                                                               information in
                                                               subsequent
                                                               employment
                                                               decisions (e.g.,
                                                                          ----
                                                               promotions)

        B.  Employment
            ----------

        Employment Eligibility Verification Forms (I-9s).....  Longer of three years after hire
                                                               or one year after
                                                               termination

        Individual employment contracts or consulting
        agreements, confidentiality, non-compete, and
        patent assignment agreements, etc....................  Period of employment plus
                                                               six years

        Receipt for handbook and records of orientation......  Period of employment plus
                                                               six years


        Withholding Exemption Certificate and Withholding
        Agreements...........................................  Two years after replaced or
                                                               four years after
                                                               termination

        C. Employment Administration (Excluding Health and Benefit
           -------------------------------------------------------
           Administration)
           ---------------

        Affirmative Action Plans and supporting
        documentation (e.g., all applications,
                       ----
        job offers, etc.)(NOTE:  The supporting
        documentation for the current Plan is
        from the preceding Plan year)........................  Period of
                 ---------                                     effectiveness
                                                               of Plan/5/

        Attendance records...................................  Three years

        Changes in Withholding Exemption Certificates
        and Withholding Agreements...........................  Two years after replaced or
                                                               four years after
                                                               termination

        COBRA notices required by changes in marital
        status, etc..........................................  Period of
                                                               employment plus
                                                               four years

        EEO-1 forms..........................................  Two years

        Employee performance evaluations.....................  Three years

        General payroll records showing name, SSN,
        hours worked per day, total hours worked per
        week, wage rate, deductions and additions,
        straight time and overtime earnings, date of
        payment and applicable pay period (these
        may be in summary form)..............................  Four years

        General records of personnel actions (e.g., summary or periodic reports of promotions, discipline, demotions, transfers, layoffs, training selection, recall, etc.;

--------------------
/5/Do not discard the prior Affirmative Action Plan until completion of the succeeding Plan since the old Plan is needed to prepare the new Plan. The supporting documentation for the Plan, however, need not be retained beyond the end of the Plan year unless the Company has received notice of a proposed OFCCP audit. Before discarding, confirm with Richmond Human Resources that no OFCCP audit has been scheduled.

        for individual actions, see Personnel file)..........  Two years

        Job or position descriptions.........................  Period of effectiveness
                                                               plus two years

        Merit pay system description.........................  Period of effectiveness
                                                               plus two years

        Original timesheets and time cards...................  Two years

        Personnel file, including employment application,
        records of personnel action (e.g., promotions,
                                     ----
        demotions, transfers, layoffs, pay increases,
        disciplinary actions), etc...........................  Period of employment plus
                                                               six years

        Records of Accommodations............................  Term of
                                                               employment plus
                                                               six years

        Seniority system.....................................  Period of effectiveness
                                                               plus two years

        Training records.....................................  Four years

        Wage rate tables, work schedules.....................  Period of effectiveness
                                                               plus three years
        Workers Compensation records (including accident
        reports, claims responses and adjudication)..........  Longer of six years after file
                                                               is closed or
                                                               period during
                                                               which claim can
                                                               be reopened under
                                                               state law

     D.   Termination of Employment
          -------------------------

     In all cases, existing personnel files, exit
     interviews, COBRA notices, correspondence, executed
     documents reflecting notice to employee of post-
     termination restrictions (confidentiality agreements,
     noncompete, etc. - if applicable), etc. ......................    Six years

                                      AND

     If disciplinary termination, all written records
     supporting or relating to the termination decision,
     post-termination memoranda, unemployment
     compensation files, etc. .....................................    Six years

     If termination was involuntary but not disciplinary,
     a copy of WARN notice (if applicable), selection
     documents, unemployment compensation files, etc. .............    Six years

     If termination was voluntary due to retirement,
     voluntariness documents, etc. ................................    Six years

     If termination was negotiated, voluntariness
     documents, contracts, etc. ...................................    Six years

     If termination was voluntary and unrelated to
     retirement, resignation notice, letter, etc. .................    Six years

     E.   Union/Collective Bargaining Administration
          ------------------------------------------

     Arbitration decisions and grievance settlements
     (unless expressly settled without prejudice) .................    Permanent

     Labor agreements .............................................    Permanent

     NLRB certification or Amendment of Certification
     of collective bargaining representative or unit ..............    Permanent

     Notes of collective bargaining negotiations and
     documents exchanged during negotiations  .....................    Permanent

     F.   Benefit Administration*
          ----------------------

     Annual reports (Form 5500) and summary annual
     reports .......................................................   Six years

     Benefit claims, including records relating to
     eligibility, the amount of benefits, disposition
     and supporting records ........................................   Permanent

     Correspondence relating to plan amendments and
     administration (other than claims for benefits) ...............   Permanent

     DOL Plan Registration Filings (e.g., filings
                                    ----
     for top hat plans) ............................................   Six years

     IRS Determination Applications, Filings
     and Letters ...................................................   Permanent

     PBGC filings (defined benefit pension plans,
     including participant records and actuarial data
     that validate the premium payments) ...........................   Six years

     Pension Plan documents (including amendments,
     restatements, summary plan descriptions, and summaries
     of material modifications) ....................................   Permanent

     Records relating to plan participation and
     benefit calculations  .........................................   Permanent

     Welfare Plan documents (including amendments,
     insurance policies, summary plan descriptions,
     summaries of material modifications, and other
     employee communications) ......................................   Permanent


---------------------------
   *Depending on the particular organizational scheme, many, if not most, of these benefit records will be maintained in Richmond. Those records categories in which central files are maintained in Richmond for centralized administration need not be retained elsewhere when they are no longer immediately useful in administering claims.

4.   DOCUMENTS TO BE RETAINED ONLY IN LIMITED SITUATIONS

     There are special programs which have record-keeping requirements that may be applicable at specific locations. Listed below are some of the more common programs and the documents required to be kept.

     A.   Learner's Certificate
          ---------------------

     Records showing learner designation, special
     learner certificates, statement of experience
     acquired in the industry three years prior to
     employment (including dates of employment;
     names and addresses of employer; occupations
     engaged in; types of products worked upon;
     training in schools and dates of attendance
     or signed statement that learner has no applicable
     experience or training; and records relating to
     filing and cancellation of job orders)  ..............  Three years after last effective date
                                                             of certificate

     B.   Handicapped
          -----------

     Certificate authorizing employment of physically
     and mentally handicapped persons  ....................  Three years after effective date of
                                                             certificate

     C.   Public Contracts Acts
          ---------------------

     Records showing employee's current classification;
     employees who worked on government contract work;
     rates of contribution or cost anticipated for
     medical and hospital care; pension, retirement
     or death benefit; insurance cost to provide for
     job related injuries or illnesses and unemployment
     benefit; costs of life, disability, and sickness or
     accident insurance; vacation and holiday pay; and
     other bona fide fringe benefit programs  .............  Three years

5.   GENERAL RULE

     Absent exceptions, all documents not listed above should be discarded immediately upon their last use.

                                  APPENDIX A

     The most significant federal laws and regulations affecting human resources (personnel) records are the following:

     A. Fair Labor Standards Act ("FLSA") - establishes overtime and minimum wage requirements. The FLSA requires retention of payroll records, labor contracts, employment contracts, wage rate schedules, work schedules, time cards and the like. The Department of Labor's Wage and Hour Division enforces the FLSA regulations in this area found at 29 CFR 516.

     B. Equal Pay Act - prohibits discrimination in wages between male and female employees performing the same work. FLSA record-keeping requirements apply. In addition, employers must retain any records explaining wage differentials for employees of the opposite sex.

     C. Federal Insurance Contribution Act ("FICA") and Federal Unemployment Tax Act ("FUTA") - regulations implementing these statutes require retention of records related to Social Security contributions and unemployment tax payments, respectively. The record-keeping requirements are enforced by the Internal Revenue Service and are found at 26 CFR 31.6001-1 and 31.6001-4.

     D. Title VII of the Civil Rights Act of 1964 ("Title VII") - prohibits employment discrimination based on race, sex, religion and national origin. Regulations implemented by the Equal Employment Opportunity Commission ("EEOC") require retention of various personnel documents, including applications, training and selection materials (29 CFR 1627).

     E. The Age Discrimination in Employment Act ("ADEA") - prohibits workplace discrimination on the basis of age (over 40). EEOC regulations under the ADEA require retention of records pertaining to such areas as promotions, advertisements, and payroll information.

     F. Americans with Disabilities Act ("ADA") - effective July 26, 1992 for employers of 25 or more employees and effective July 26, 1994 for employers of 15 or more employees, Title I of the ADA prohibits employment discrimination against persons with disabilities. The EEOC has proposed to amend its regulations on record-keeping and reporting under Title VII to add record-keeping and reporting requirements under the ADA. The EEOC has said that the public record-keeping burden will not increase as a result of the amendments because all employers affected by them are already required to retain these records for the same time periods under Title VII.

     G. Rehabilitation Act of 1973* - prohibits discrimination against individuals with handicaps by employers with federal contracts over $2,500.

     H. Executive Order 11246* - requires federal contractors to take affirmative action to prevent discrimination against employees on the basis of race, sex, religion, color or national origin.

     I. Vietnam-Era Veterans' Readjustment Assistance Act of 1974* - requires employers with federal contracts in excess of $10,000 to take affirmative action in hiring and promoting Vietnam-era and disabled veterans.

     J. Employee Retirement Income Security Act ("ERISA") - establishes a comprehensive statutory framework regulating retirement and welfare benefit programs, establishes the Pension Benefit Guaranty Corporation to insure benefits under defined benefit plans, and imposes extensive disclosure and reporting requirements on employers maintaining such plans. Records relative to complying with ERISA must be retained by statute a minimum of six years.

     The record retention requirements of the employment statutes cited above overlap in many respects. The longest retention period specified by any single regulation or statute is what is required by the James River Program.
--------------------

*Although statute requires affirmative action by all covered employers, only those with 50 or more employees and federal contracts of at least $50,000 are required to maintain written affirmative action programs. These statutes are enforced by the U.S. Department of Labor's Office of Federal Contract Compliance Programs ("OFCCP").


                                     VII-1

                         INSURANCE AND RISK MANAGEMENT
                         -----------------------------


1.   SCOPE

     As used in the James River Records Management Program, "insurance and risk management" includes all formal insurance, reinsurance and risk management programs which either attempt systematically to reduce the risk of third party losses or provide for third party claims management, defense or payment. Insurance and risk management do not include employee claims related to working conditions (see "Human Resources" and "Safety and Health"), product research,
            ---
design and manufacturing (see "Product Development, Research and Testing"), or
                          ---
environmental claims growing out of manufacturing processes that may impact the environment, unless such claims are covered by insurance policies (see
                                                                   ---
"Environmental").

2.   PURPOSE

     The purposes of this section are to insure that James River retains the originals of all insurance policies (unless the transfer or disposal has been specifically directed by the James River Legal Department) and to provide for the organization and resolution of claims and the retention of records important to the investigation and resolution of subsequent claims.

3.   CONSIDERATIONS

     Insurance contracts represent legal protection that James River has purchased, and contracts often include reciprocal obligations of the company. Because of these obligations, the long potential useful life of some equipment and the lengthening of time in which certain classes of claims may be asserted, James River must exercise particular care to retain the originals of all insurance contracts and correspondence relating to coverage for the required periods. Moreover, due to the sometimes cumulative nature of certain product- or conduct-related claims, ready access to previous files may expedite the investigation and resolution of subsequent claims. Accordingly, it is important to keep files related to the insurance contracts themselves, their interpretation and amendments, and the resolution of potentially recurring claims.


                                     VII-2

4.   MANDATORY RECORDS

                                                           Retention Periods
                                                           (years after close
                                                           of fiscal year
                                                           -----------------
     A.   Documents to Be Kept
          --------------------

     Claims relating to James River products .........     See Product
                                                           Development, Research
                                                           & Testing,
                                                           (S) 3(i) & 3(j)*

     Claims summaries as provided
     by insurer on large claims (G.L., A.L.
     & W.C.) .........................................     Permanent

     Correspondence and other writings relating
     to the formation, interpretation or termination
     of insurance coverage; agreements or disputes
     over coverage; and claims paid or rejected ......     Permanent

     Loss runs (retention of printouts is
     not necessary as long as sufficiently
     secure computer storage provides the ability
     to reproduce them) ..............................     Permanent

     Original liability policies written on a
     "claims made" basis .............................     Five years after
                                                     .     termination of last
                                                           policy with
                                                           continuity of
                                                           coverage**

     Original liability policies written on an
     "occurrence" basis ..............................     Permanent

     Original property policies ......................     Three years**

-------------------------

     *Insurers should be requested to transfer closed product liability claims files to James River for review for compliance with this section.

     **Any policy with an open claim pending will be maintained until the claim is resolved and the claim file discarded.


                                     XIV-1

                       LEASES, DEEDS, TIMBER PURCHASES
                       -------------------------------
                             AND OTHER REAL ESTATE
                             ---------------------

1.   SCOPE

     As used in the James River Records Management Program, "real property documents" are documents that evidence or establish James River's rights or obligations related to real estate and related property, including land, buildings and improvements, water and riparian rights, and timber and timber-cutting rights. It does not include equipment, furniture, and other items that are readily movable without damaging the affected land or building. These rights or obligations can include the ownership, occupation, management, use, acquisition or disposition of such property interests.

2.   CONSIDERATIONS

     Documents that evidence or establish James River's rights or obligations with respect to property typically have long-lasting or permanent effects and as a general rule should be retained permanently.

3.   RECORDATION

     Documents that meet the requirements for being recorded or filed in local land records offices (which usually include, at a minimum, notarized documents) must be recorded whenever recordation is necessary to secure James River's interest (such as deeds and lease memoranda).*

4.   MANDATORY RECORDS

     A file should be maintained for each piece of property in which James River claims an interest or bears any obligation. (If two or more property interests are affected by the same real estate documents [such as parcels of land that came into James River's ownership by separate deeds, but that were subsequently made the subjects of the same leases or operating agreements], it may be practical to maintain one comprehensive file that covers the consolidated property interests.)

----------------------

     *If there is any doubt regarding whether a document should be recorded, contact the James River Legal Department.


                                     XIV-2

     Property files must be retained for the period during which James River has rights or obligations plus seven years, and they may thereafter be discarded with the approval of the James River Legal Department.

     Each file should contain the following:

     A. Original documents that establish the interest or obligation. This category includes original deeds, original leases, nondisturbance or recognition agreements (establishing direct relationships between mortgagees and tenants or between landlords and subtenants), maintenance agreements, easement agreements (agreements that create perpetual property interests, other than ownership interests--such as right-of-way agreements) and license agreements (usually temporary or revocable agreements, often requiring periodic fee payments but which technically may not create real property interests under applicable state law). If the original is unavailable, the file should contain the best copy available together with a notation of the location of the original and any recording information.

     B. The agreements pursuant to which the property was purchased or sold and related correspondence.

     C. Documents that evidence James River's expenditures or receipts with respect to the property interest or obligation, such as settlement statements, recordation receipts and costs of capital improvements.

     D.   Original policies of title insurance.

     E. Documents that describe or identify the real property, such as plats, maps, surveys or legal descriptions. Information identifying the preparer of plats or surveys should be retained as well, since professional surveyors often retain permanent files that include field notes.

     F. Documents that evidence or establish value, such as appraisals (including those made for purposes of tax contests and those made with a view toward acquisition or disposition) and tax assessment notices.

5.   DUPLICATES


                                     XIV-3

     There may be a legitimate need to retain multiple copies of some documents. For example, it might be practical to maintain one file containing copies of all leases and deeds for real estate used in a particular operation or business unit.

6.   DOCUMENTS TO BE RETAINED ONLY IN LIMITED CIRCUMSTANCES

                                                            Retention Periods
                                                            (years after close
                                                            of fiscal year)
                                                            ---------------

     Proposals or offers that are not accepted  .......     See "Contracts
                                                            and Agreements"
                                                            5(A)

7.   MISCELLANEOUS

     A. In some cases James River may elect to keep copies of leases and similar agreements for precedential value when dealing with the same contracting party in the future.

     B. Drafts, the contents of which have been fully incorporated into final documents, should be promptly discarded.


                                     XIV-4

                                   MARKETING
                                   ---------


1.   SCOPE

     As used in the James River Records Management Program, "marketing" includes all efforts to identify and develop a market for James River's products, including identifying markets for current and potential products, assessing the current state of the market (including competitive prices and strategies), product advertising, assessing competitive alternatives and devising sales and marketing strategies. Marketing effectively fills the functional area between manufacturing (see "Product Development, Research and Testing") and sales and
               ---
distribution (see "Sales and Distribution"). It does not include institutional
              ---
advertising (see "Public, Governmental and Investor Relations"). This section is
             ---
directed to persons and records associated with marketing.

2.   CONSIDERATIONS

     James River's markets are dynamic and fast-moving. Out-of-date marketing information is seldom useful and infrequently used. Accordingly, except in special circumstances described below, keep only current marketing data, plans and projections and contractual documents indicated below.

3.   MANDATORY RECORDS

     To the extent that the marketing function is involved in the creation of the following records, they must be retained as follows:

     A.   Contracts and Agreements
          ------------------------

     Records relating to contracts for market research or with consultants and other third party contractors who undertake marketing or related work for James River are records that must be retained as specified in "Contracts and Agreements".

     B.   Product Descriptions
          --------------------

     Written or pictorial representations of the characteristics or performance of products manufactured or sold by James River which may have been distributed outside of James River to potential purchasers or users must be retained as specified in "Sales


                                     XIV-5
and Distribution". Records supporting product or performance representations must be kept as specified in "Product Development, Research and Testing".

4.   DOCUMENTS TO BE RETAINED ONLY IN LIMITED SITUATIONS

     A.   Field or Sales Reports
          ----------------------

     Routine sales reports should be read and discarded within 90 days unless
                                                                       ------
they contain specific information describing the performance or creditworthiness of a distributor or customer or contain competitive market information. Distributor or customer information should be maintained in the dealer files or by the Credit Department (see "Sales and Distribution" and "Financial Records").
                          ---
     Information about and materials created by competitors, such as product descriptions, prices, price lists, trade programs and similar information, must be obtained only from customers, distributors, suppliers, and similar sources. Immediately initial, date and identify such information by source (e.g.,
                                                                   -----
"Received 6/12/__ from XYZ Supplier, Atlanta, GA. JEC"). Except when such information is used to support a reduced price or enhanced service to meet a competitive offer, these materials should be discarded when no longer used (see
                                                                            ---
Meeting Competition Documents in "Sales and Distribution").

     B.   Market Analysis
          ---------------

     James River records which assess market shares or attempt to identify competitors' strategies, prices or support programs should be discarded when no longer current unless they become Meeting Competition Documents (see above) or
               ------
were used to justify significant changes in prices, programs or practices (these records should be kept for four years).

     C.   Annual, Five-Year, etc. Marketing Plans
          ---------------------------------------

     Keep only the current plan. Upon adoption of a plan, all drafts and supporting research should be discarded (the final thoughts and goals are embodied in the plan), and copies of previous plans should similarly be disposed of since they have been replaced by the new plan.

     D.   Sales Projections
          -----------------

     Handle as Annual Marketing Plans (see above).


                                     XIV-6

                   PRODUCT DEVELOPMENT, RESEARCH AND TESTING
                   -----------------------------------------


1.   SCOPE

     As used in the James River Records Management Program, "product development, research and testing" includes all efforts to design, engineer and manufacture James River's current and potential products, as well as its ongoing quality and safety evaluations of these products. It does not cover patent and intellectual property files maintained by or under the supervision of the James River Patent Department.

2.   CONSIDERATIONS

     The purpose of this section is to ensure that James River retains for an appropriate period records which substantiate the history and development of its products, the care exercised in product testing and manufacture, the consideration given to product warnings and related communications, and to document the component materials utilized by James River in product manufacture. This information could be relevant to product liability claims or consumer advisory matters.

3.   MANDATORY RECORDS

     James River markets products with varying periods of useful life. For the purposes of this Records Management Program, James River's products may be divided into four categories: (1) chemically inert consumables, such as towels, tissues, and business papers;* (2) machinery; (3) products subject to FDA requirements; and (4) chemically active products.

     For chemically inert consumables and machines, the product-related records listed below should be retained six years beyond the foreseeable commercially useful life of these products. Example: Documents relating to a tissue production run should be retained for six years after the fiscal year in which the tissue was produced. Documents relating to a machine with an expected useful life of 10 years (including

-------------------------

     *Note: Any product that contains a measurable quantity of any chemical listed by EPA, FDA or OSHA must be treated as "chemically active" for the purpose of this Records Management Program.



                                     XIV-7
rebuilds) should be kept for 16 years after the fiscal year in which the machine was manufactured.

     For products and processes representing potentially patentable inventions, the product-related records listed below, especially research and development log books, should be maintained for fifteen years.

     For products subject to FDA requirements, product-related records listed below should be retained for ten years, except that FDA guarantee letters should be retained for fifteen years after their expiration.

     For chemically active products, product-related records should be retained permanently.

     The required product-related records are as follows:

     a.   Design manuals
     b. Documents noting compliance with industry, voluntary and governmental manufacturing and safety standards
     c.   Engineering change orders, including reasons for changes
     d.   Engineering drawings and blueprints
     e.   Finished product inspection reports
     f.   Instrument or equipment calibration and inspection records
     g. Manufacturing specifications, including work orders, quality control and inspection records, etc.
     h.   Packaging requirements
     i.   Positive and negative feedback concerning the product
     j.   Product testing data, including tests by outside laboratories
     k.   Purchase order specifications
     l.   Quality control manuals
     m.   Records concerning product serial numbers, data codes, etc.
     n. Records concerning components utilized in the manufacturing process, including vendor purchase orders, component specifications, etc.
     o.   Research and development log books


                                     XIV-8

     p. Warranties, warnings, any instructions issued with products, and advertising copy referring to product safety or performance

     Note:  Except when different, longer periods are specified elsewhere (e.g.,
                                                                           -----
"Financial Records"), after five years, mandatory records can be transferred to microfilm, computer output microfilm, electronic imaging or similar recording system, provided that the system documentation is followed.
        --------

4.   GENERAL RULE

     All other documents concerning product development, research and testing, not listed above, should be discarded upon their last use. Research and testing files relating to potential products, which were rejected before being marketed commercially, can be discarded as the projects are abandoned.



                                     XIV-9

                  PUBLIC, GOVERNMENTAL AND INVESTOR RELATIONS
                  -------------------------------------------


1.   SCOPE

     James River generates numerous documents and records relating to its activities involving the general public, governments and James River's equity and debt investors.

     This section is directed to all non-litigation activities relating to relations and communications with the public, governments and investors, except for specific categories such as "Environmental", "Human Resources", "Product Development, Research and Testing", and "Safety and Health".

     Retention and dissemination of such materials and information are frequently mandated by law, such as the securities laws, and also may be required by contractual arrangements with holders of debt or equity securities of the company.

2.   CONSIDERATIONS

     Proper record-keeping is necessary to establish compliance with statutory, regulatory and contractual requirements; allow management to prepare additional documents or update documents based upon previously prepared materials; and allow management to interpret business performance and to make business decisions based upon the public's response to company actions. In addition, retaining public documents provides a useful record of James River's history and assists the company in responding to future inquiries.

3.   MANDATORY RECORDS

     The following is a list of the records that must be maintained and the applicable retention periods. Except in rare cases, drafts should not be retained. The final version alone has operative force, and no useful purpose is served by keeping drafts.

                                                             Retention Periods
                                                             (years after close
                                                             of fiscal year)
                                                             --------------

     Annual Meeting of Shareholders
     (minutes, script, handouts and videos)...........       Seven years

     Annual Reports to shareholders...................       Permanent

                                    XIV-10

     Charters and Bylaws..............................       Permanent

     Checks (cancelled, dividend).....................       Six years

     Community and civic affairs records..............       Seven years

     Contributions documentation......................       Seven years

     Corporate election and proxy records.............       Seven years

     Correspondence to and from investors,
     and other investor contact reports...............       Seven years

     Debt compliance reports..........................       Permanent

     Debt transfer and debtholder records.............       Two years after
                                                             series is retired

     Incorporation records............................       Permanent

     Lobbying reports.................................       Seven years

     Mailing lists....................................       Review annually

     Mailings to investors............................       Seven years

     Photographs......................................       Current

     Press releases...................................       Seven years

     Proxy Statements.................................       Permanent

     Public information activities....................       Seven years

     Quarterly Reports to Shareholders................       Permanent

     SEC filings (includes 10-K, 10-Q, 8-K, Section
     16 filings, Registration Statements, Proxy
     Statements and all other related materials)......       Permanent

     Shareholder proposals............................       Seven years

     Speeches (general, non-investor).................       Two years

                                    XIV-11

     Stock Transfer and Stockholder Records...........       Permanent

     Videos (general, non-investor)...................       Two years

4.   GENERAL RULE

     Absent exceptions, all documents not listed above should be discarded immediately upon their last use.

                                    XIV-12

                               SAFETY AND HEALTH
                               -----------------


1.   SCOPE

     The Occupational Safety and Health Administration (OSHA) has statutory authority to regulate workplace safety. Employer obligations include the collection and retention of specific safety and health information. This Program is directed to these obligations.

2.   CONSIDERATIONS

     Penalties under the Occupational Safety and Health Act are increasing markedly as a result of legislative and enforcement changes. OSHA has also reemphasized record-keeping requirements and frequently cites employers for "willful" OSHA violations and violations of other criminal laws.

3.   SPECIFIC MANDATORY RECORDS


                                                             Retention Periods
                                                             (years after close
                                                             of fiscal year)
                                                             ---------------

     A.   Accident and Time Lost Records ((S) 1904.2)
          -------------------------------------------

     OSHA Form No. 200 (log and summary of
     occupational injuries and illnesses)...............     Five years

     B.   Hazard Communication ((S) 1910.1200)
          ------------------------------------

     Written hazard communication program, material
     safety data sheets, training records...............     Current

     C.   Hazardous Waste Operations ((S) 1910.120)
          -----------------------------------------

     Medical surveillance records of covered employees..     Thirty years

     D.   Ionizing Radiation ((S) 1910.96)
          --------------------------------

     Exposure records...................................     Permanent

     E.   Noise ((S) 1910.95)
          -------------------

     Noise exposure measurements........................     Two years

                                    XIV-13

     Audiometric test records...........................     Duration of tested
                                                             employee's
                                                             employment

4.   GENERAL MANDATORY RECORDS

     General records of employee exposure and medical records ((S) 1910.20) must be retained for a period of thirty years. In addition to this general requirement, there are more specific requirements associated with chemical-specific standards - i.e., the lead standard (29 C.F.R. (S) 1910.1025). If your
                     ----
employees are exposed or potentially exposed to chemicals for which OSHA has issued a specific standard, the record-keeping requirements for that standard must be reviewed and followed. Specific questions regarding specific standards or requirements should be directed to James River Corporate Safety and Health or James River Legal Departments.

5.   DOCUMENTS TO BE RETAINED ONLY IN LIMITED SITUATIONS

     Non-mandatory safety and health records relating to non-employment-related medical claims should be kept for two years after the matters are resolved. Workers Compensation claims should be kept for the longer of three years after all claims are resolved or the time limit in your state for reopening claims.

6.   GENERAL RULE

     All records not identified above should be discarded when no longer used. Superseded abatement plans should be discarded when replaced. Drafts and surveys should be discarded when the contents have been transferred to reports. Any records that relate to a matter in litigation should be retained permanently. If a document may be involved in litigation, contact the James River Legal Department for guidance.

                                    XIV-14

                            SALES AND DISTRIBUTION
                            ----------------------

1.   SCOPE

     As used in the James River Records Management Program, "sales" includes all efforts to identify and sell a particular product to a customer for consumption by the customer, resale in modified form or resale in combination with other products. "Distribution" includes marketing a product to or through a customer, which resells or distributes it relatively intact. In this section, dealer and distributor will be used interchangeably.

2.   CONSIDERATIONS

     Because sales and distribution directly affect James River's products and customers, they are key components in James River's external relations. Thus, documents which either make representations about a product's performance or define James River's legal or other obligations regarding a product or a customer should be carefully maintained for the specified periods.

     Documents which describe, interpret or alter distributor agreements should also be maintained. If there is no single document which constitutes the distributor agreement, all documents which define James River's obligations and the distributor's performance should be maintained.

3.   MANDATORY RECORDS

     A.   Product Descriptions
          --------------------

     Written or pictorial representations of the characteristics or performance of products manufactured or sold by James River should be dated and retained for six years after the useful life of the product (including rebuilds). Documents supporting product characteristics or performance claimed by James River should be retained for the same period (see "Product Development, Research and
                                 ---
Testing").

     B.   Contracts
          ---------

     Copies of all current distributor agreements and all letters and other external correspondence which interpret, explain or apply the current agreement should be maintained for six years after the agreement is replaced by a new agreement or

                                    XIV-15
otherwise terminated. If the agreement contains a warranty or limitation of rights or remedies against James River, it should be kept for the longer of six years after the useful life of the product (including rebuilds) or six years after the agreement is replaced by a new agreement.

     Where no single document constitutes the distributor agreement, the distributor's file should contain all records describing or referring in any way to the dealer's obligations and limitations on the dealer for the greater of two years after James River issues the dealer a new agreement or six years after James River terminates or declines to renew the agreement.

     C.   Dealer Performance
          ------------------

     All documents which contain specific information evaluating or reporting on the dealer's performance should be kept for two years after James River issues the dealer a new agreement and six years after James River terminates or declines to renew the agreement.

     Where there is no written dealer agreement, all documents which contain specific information on the dealer's performance should be kept for six years.

     D.   Other Contracts
          ---------------

     Non-dealer contracts relating to sales and distribution services must be retained as described in "Contracts and Agreements".

4.   DOCUMENTS TO BE RETAINED ONLY IN LIMITED SITUATIONS

     A.   Routine Sales Reports
          ---------------------

     Routine sales reports should be read and discarded within 90 days unless
                                                                       ------
they contain specific competitive information or information on the performance or creditworthiness of a dealer or a customer or record specific conversations with a dealer or customer regarding legal relations, contract meaning or performance. Such documents dealing with the dealer or contract should be maintained in the dealer files (see 3[C]). Competitive information should be
                                ---
maintained as Competitive Information (see below).

     B.   Competitive Information
          -----------------------

                                    XIV-16

     General information received from customers or similar sources (but never directly from competitors) should immediately be identified by the source and date received. Such information should be kept while current, unless it is used to justify a lower price in order to meet competition (see Meeting Competition
                                                       ---
Materials).

     Materials created by competitors, such as product descriptions, price lists and the like, should be obtained only from customers, distributors, suppliers, and similar sources. Such information should be immediately initialed, dated and identified by source (e.g., "Received 6/12/__ from XYZ Supplier, Atlanta, GA.
                      ----
JEC"). Except when such information becomes Meeting Competition Materials (see below), these materials should be discarded when no longer used.

     C.   Meeting Competition Materials
          -----------------------------

     Antitrust laws permit a company to charge competing customers different prices for several reasons, including good faith attempts to meet competing prices from competitors. This is called "good faith meeting competition".

     Where James River offers a customer better terms in a good faith effort to meet competition, reports of competitive activity and other information describing the offer being met or offering a basis for believing the customer's report of such offer are "Meeting Competition Materials". Meeting Competition Materials should be kept for a period of five years following the customer's acceptance of James River's competitive offer. (If the customer rejects the James River offer, discard the information when it is no longer useful.)

     D.   Annual, Five-Year, etc. Sales Plans or Projections
          --------------------------------------------------

     Keep only the current plan. Upon adoption of a plan, all drafts and supporting documentation should be discarded (the final thoughts and goals are embodied in the plan), and copies of previous plans should be similarly discarded since they have been replaced by the new plan.

                                    XIV-17

                   JAMES RIVER RECORDS MANAGEMENT COMMITTEE
                        REQUEST FOR GUIDANCE/EXEMPTION


TO:   RECORDS MANAGEMENT COMMITTEE
c/o:  Cliff Cutchins
      Richmond Headquarters                            Date:
                                                            -------------------

FROM:
     --------------------------------       -----------------------------------
              (Name)                              (Location and Extension)

PURPOSE:   [ ]    Explanation/Answer                    [ ]  Guidance for Record
                  to Question                                Type Not Addressed
           [ ]    Exemption                             [ ]  For Committee's
                                                             Information

Please describe the issue, type of record and requested outcome (if applicable).






If requesting an exemption, state the reasons supporting the request. If requesting guidance, please describe the manner, frequency and time frame within which James River uses the record and any legal restriction (including local or state) of which you are aware. If possible, attach record samples.




RESPONSE:







                                    XIV-18

                     RECORDS RETENTION SUSPENSION NOTICE!
                     ------------------------------------



The records in this
                   ---------------------------------------------------
                                (cabinet, drawer, file, etc.)



may be responsive to the following lawsuit/investigation/subpoena

(                                           ).  Do not discard or remove
 -------------------------------------------

permanently any document without specific authority from

                                              (Ext.        ).
---------------------------------------------       -------


                                     ---------------------------------
                                                 Signature


                                     ---------------------------------
                                                 Date

cc:

                                    XIV-19

                      ADDITIONAL INTERPRETIVE GUIDELINES
                      ----------------------------------

     The Records Management Committee has addressed numerous requests for guidance since the adoption of the Policy. While the Policy is not intended to identify every record to be created and maintained, the Committee has deemed that it would be useful to periodically publish Guidelines documenting its interpretations regarding specific record retention questions.

                                                              Retention Periods
                                                              (years after close
                                                              of fiscal year)
                                                              ------------------

                                 ENVIRONMENTAL
                                 -------------

A.   Air Pollution Control
     ---------------------

Records of the occurence and duration
of startup, shutdown, or malfunction of
any air pollution control equipment;....................      Permanent

Also include:
-------------
Asset records pertaining to the installation
of process equipment potential of generating
air emissions.

C.   Solid and Hazardous Waste
     -------------------------

Records relating to landfill operations.................      Permanent

Also include:
-------------
Routine groundwater monitoring results, special
groundwater studies meeting state requirements,
landfill construction documents, real estate
environmental property assessments

Hazardous waste facility reports........................      Permanent

Also include:
-------------
Site cleanup records, state notifications of completed
cleanup, audit of waste facilities, nuclear device
disposition records

             FINANCIAL, CORPORATE, TAX, PROPERTY AND TRANSPORATION
             -----------------------------------------------------

3.   MANDATORY RECORDS

                                    XIV-20


A.   Accounting
     ----------

Amortization and Depreciation Records...................       Four Years
Also include:
-------------
M&D fixed assets reports

Books of Original Entry, such as Cash Receipts
Journal, Cash Disbursements Journal, Sales
Journal, Returns and Allowances Journal,................       Six years
Also include:
-------------
Finished goods inventory

Related inventory tags..................................       Two Years

E.   Taxation
     --------

Sales & Use Tax Internal Reports & State Returns........       Six Years